Exhibit 99.2

SECOND MODIFICATION AGREEMENT


THIS SECOND MODIFICATION AGREEMENT (this "Agreement") is made to be effective as of the ___ day of October, 2002, by and between GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), for itself and as agent for the other financial institutions which are participants or participating lenders with respect to any of the "Loans" and the "Loan Documents" (as hereinafter defined), and PLYMOUTH RUBBER COMPANY, INC. (the "Borrower"). Hereafter GE Capital and the Borrower are collectively referred to as the "Parties."

      RECITALS

GE Capital is the holder of the secured term loans (the "Loans") evidenced, respectively, by the following instruments (collectively, the "Notes"):

            (i) Promissory Note No. 4066377-003 dated December 3, 1997 in the originally stated principal amount of $4,050,000, as modified by Modification Agreement dated February 5, 2001 (GE Capital Account No. 4066377-003);

            (ii) Promissory Note No. 4074566-001 dated April 13, 1998 in the originally stated principal amount of $3,710,000, as modified by Modification Agreement dated February 5, 2001 (GE Capital Account No. 4074566-001);

            (iii) Promissory Note No. 4066377-005 dated November 12, 1998 in the originally stated principal amount of $450,000 (GE Capital Account No. 4066377-005);

            (iv) Promissory Note No. 4074566-002 dated December 30, 1999 in the originally stated principal amount of $550,000, as modified by Modification Agreement dated February 5, 2001 (GE Capital Account No. 4074566-002);

            (v) Promissory Note No. 4105137-001 dated June 5, 2000 in the originally stated principal amount of $1,469,978.50, as modified by Modification Agreement dated February 5, 2001 (GE Capital Account No. 4105137-001); and

            (vi) Promissory Note No. 4105137-002 dated August 24, 2000 in the originally stated principal amount of $1,104,077, as modified by Modification Agreement dated February 5, 2001 (GE Capital Account No. 4105137-002).

The Loans are further evidenced by: (a) the Master Security Agreement dated December 29, 1995, as amended by the Collateral Schedules which reference or incorporate such Master Security Agreement, and also by (1) Addendum No. 1 and Addendum No. 2 thereto, each dated as of December 29, 1995, (2) a letter agreement dated as of February 19, 1997 and effective as of November 30, 1996, and (3) a letter agreement dated as of February 8, 2000 and effective as of November 30, 1999; (b) the Master Security Agreement dated January 29, 1997, as amended by the Collateral Schedules which incorporate or reference such Master Security Agreement, and also by a letter agreement dated February 12, 1997; and (c) the Cross Collateralization and Cross Default Agreement dated as of January 29, 1997 (all of the foregoing are collectively referred to herein as the "Security Agreement"; provided, that where the context so requires, the term "Security Agreement" shall refer to either of the aforesaid Master Security Agreements, as amended) and are secured by the liens and security interests in the collateral described in the Security Agreement (the "Collateral"). GE Capital and the Borrower entered into a Modification Agreement ("First Modification") dated
December 27, 2001, pursuant to which certain terms of the Notes and the Security Agreement were modified. Hereafter, the Notes, the Security Agreement, the First Modification Agreement, and all financing statements and other documents evidencing or securing the Loans, as modified or amended from time to time, are collectively referred to as the "Loan Documents"; and all duties and obligations of the Borrower to GE Capital arising out of or relating to the Loans, including without limitation the duty to repay the unpaid principal balances of the Loans and all accrued interest thereon in accordance with the terms of the Loan Documents, are hereby collectively referred to as the "Obligations."

The Loans are currently in default and GE Capital has the immediate and unconditional right to commence exercising the default rights and remedies available to GE Capital under applicable laws and the terms of the Loan Documents. The Borrower has requested that GE Capital agree to waive the existing defaults and further agree to modify certain terms of the Loan Documents. Subject to the terms and conditions set forth herein, GE Capital is willing to grant a limited waiver of the defaults and to modify certain terms of the Loan Documents. The Parties have entered into this Agreement to set forth the terms and conditions of such limited waivers and modifications.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be bound, hereby agree as follows:

Section 1. Recitals. The Parties acknowledge that the Recitals set forth above are true and accurate. Each of the Recitals is incorporated into this Agreement and made a part hereof.

Section 2. Acknowledgment Of Obligations And Defaults. The Borrower acknowledges, represents and warrants that: (a) each of the Loan Documents is the valid and binding obligation of the Borrower and is fully enforceable against the Borrower in accordance with all stated terms; (b) the duties of the Borrower to pay and perform the Obligations are the absolute, unconditional duties of the Borrower and are not subject to any rights of set-off, defenses or counterclaims; (c) (i) the Borrower's failure to pay the sums due upon the Loans in accordance with the terms of the Loan Documents in the months of April 2002 up to the date of this Agreement (collectively, the "Existing Payment Defaults"), (ii) the Borrower's failure to comply with the financial covenants ("Financial Covenants") set forth in Section 10 of the Security Agreement (the "Existing Financial Covenant Defaults"), and
(iii) the Borrower's default under certain obligations owed to lenders and/or lessors other than GE Capital (the "Existing Cross-Defaults"; together with the Existing Payment Defaults and the Existing Financial Covenant Defaults, collectively, the "Existing Defaults") constitute Events of Default under the Loan Documents and, as a result thereof, GE Capital is entitled, absent the limited waivers granted in accordance with the terms of this Agreement, to exercise immediately the default remedies available to GE Capital under the Loan Documents and under applicable laws. THE BORROWER HEREBY UNCONDITIONALLY REAFFIRMS AND RATIFIES ALL OBLIGATIONS OWED BY THE BORROWER PURSUANT TO THE TERMS OF THE LOAN DOCUMENTS, AS HEREBY MODIFIED.

Section 3. Acknowledgment Of Outstanding Balances Of Loans. The
Parties agree that the sums of principal and accrued interest due and payable with respect to each of the Loans as of October 1, 2002 are as follows:

(a)      GE Capital Account No. 4066377-003

      Principal:                     $2,484,607.43
      Interest (through 10/01/02):      122,774.15

(b)      GE Capital Account No. 4074566-001

      Principal:                     $1,789,992.18
      Interest (through 10/01/02):       82,806.47

(c)      GE Capital Account No. 4066377-005

      Principal:                       $216,300.99
      Interest (through 10/01/02):        9,145.07

(d)      GE Capital Account No. 4074566-002

      Principal:                       $430,958.91
      Interest (through 10/01/02):       21,837.09

(e)      GE Capital Account No. 4105137-001

      Principal:                     $1,291,525.78
      Interest (through 10/01/02):       61,288.50

(f)      GE Capital Account No. 4105137-002

      Principal:                       $999,226.07
      Interest (through 10/01/02):       29,598.93

In addition, interest, late charges, and attorneys' fees, as provided for in the Loan Documents, continue to accrue in accordance with the terms of the Loan Documents, and are due and payable to GE Capital by the Borrower in accordance with the stated terms of the Loan Documents.

Section 4. Security. The Obligations shall continue to be secured by the liens, assignments, and security interests described and provided for in the Loan Documents, none of which shall be impaired by anything contained in this Agreement and all of which are hereby ratified and confirmed by the Borrower. The Borrower represents and warrants that the security interests, liens and assignments in the Collateral established under the Loan Documents shall continue to constitute perfected, first priority security interests, liens and assignments in the Collateral in accordance with the terms set forth in the Loan Documents. In order to secure the payment and performance of the Obligations, the Borrower hereby grants and conveys to GE Capital a confirmatory security interest in and to all of the Collateral described on Exhibit A attached hereto and the proceeds and products thereof. In addition, the Borrower shall grant to GE Capital, as additional collateral for the Obligations, and to CIT Equipment Financing, Inc. ("CIT") and Banknorth, N.A. ("Banknorth"), as additional collateral for certain obligations owed by the Borrower to CIT and Banknorth, the following: (a) security interests in and to all of the Collateral described in a Security Agreement of even date herewith between the Borrower, GE Capital, CIT, and Banknorth; (b) a mortgage lien in and to the real property and improvements (collectively, "Real Property") described in a mortgage ("Mortgage") of even date herewith granted by the Borrower to GE Capital, CIT and Banknorth; and
(c) security interests in and to the patents, trademarks, and related property rights described in a Patent Security Agreement and a Trademark Security Agreement, each of even date herewith, granted by the Borrower to GE Capital, CIT, and Banknorth.

Section 5. Waiver Of Existing Defaults; Representation and Warranty
Of No Other Events Of Default. Subject to the satisfaction of all of the conditions precedent set forth in Section 7 below, GE Capital agrees to waive the Existing Defaults and to rescind all letters accelerating or demanding payment in full of the Loans and to rescind any previous demands or requests for the imposition of interest at a default rate of interest; provided, however, that the waiver of the Existing Defaults is a waiver only of the specific instances of default defined herein as the Existing Defaults. Nothing contained herein shall be construed as a continuing waiver by GE Capital of any provisions of the Loan Documents as modified by this Agreement and nothing contained herein shall be construed as any agreement by GE Capital to grant any future waiver, indulgence, forbearance or other accommodation in the event of any future breach or default under any Loan Document. The Borrower represents and warrants to GE Capital that, except for the Existing Defaults, no other Events of Default have occurred and are continuing under any of the Loan Documents as of the date hereof, such that, after giving effect to the limited waivers and modifications provided herein, the Borrower shall be in full compliance with all of the provisions of the Loan Documents.

Section 6. Modifications. The Parties agree to the following modifications of the Loan Documents:

6.1      Payment And Maturity Date Modifications.  Each of the
Notes is hereby modified such that: (a) the remaining unpaid principal balances thereunder and interest which accrues thereunder shall be payable in monthly installments ("Periodic Installments") of principal and interest in the monthly amounts set forth with respect to each Note on Exhibit B attached hereto; and (b) the final maturity dates of each of the Notes shall be October 1, 2005, at which time the unpaid balances of all of the Loans, including without limitation all unpaid principal, interest, fees, expenses and other sums required to be paid to GE Capital by the terms of the Loan Documents, shall be paid in full.

6.2       Alternative Payment And Maturity Dates Modifications.
 At such time as the Borrower demonstrates to the satisfaction of GE Capital that: (a) all liens (collectively, "Senior Liens") in and to the Real Property which are senior in lien priority to the lien of the Mortgage (including without limitation the liens of LaSalle Bank National Association ("LaSalle")) are limited by their terms such that the Senior Liens secure not more than Two Million Dollars ($2,000,000) of indebtedness; and (b) an appraisal of the Real Property acceptable to GE Capital demonstrates that not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00) of equity remains in the Real Property after deducting from the appraised fair market value of the Real Property the amount of the indebtedness secured by the Senior Liens, then each of the Notes shall be modified such that: (i) the Periodic Installments shall thereafter be in the monthly amounts set forth with respect to each Note on Exhibit C attached hereto; and (ii) the final maturity dates of each of the Notes shall be those maturity dates set forth on Exhibit C.

6.3 Cash Flow Recapture. Beginning for the fiscal year of the Borrower ending in November of 2003 and continuing for each fiscal year thereafter, on the date which occurs 90 days after the end of each fiscal year of the Borrower, the Borrower agrees to: (1) provide GE Capital, CIT and Banknorth with a statement of the Borrower's "Free Cash Flow" (as hereinafter defined) for such fiscal year, certified by an authorized officer of the Borrower to have been calculated in accordance with the requirements of this Agreement; and (2) make an annual payment (each a "Cash Flow Payment") to GE Capital, CIT and Banknorth in an amount equal to twenty-five percent (25%) of the Free Cash Flow for such fiscal year, which Cash Flow Payments shall be shared by GE Capital, CIT and Banknorth in accordance with the terms of a Collateral Sharing Agreement of even date herewith. Each portion of a Cash Flow Payment received by GE Capital shall be applied as a principal payment against the Loans, allocated pro rata among all of the Loans, until all of the other Loans shall have been paid, and with respect to each Loan to which any such payment or portion thereof is allocated, applied against the principal balance thereof in the inverse order of scheduled maturities. The provisions of the Notes prohibiting prepayment of the Notes in part shall not be applicable to the payments required under this subsection 6.3, and the payments required under this subsection 6.3 shall be without premium. For purposes of this subsection 6.3, the term "Free Cash Flow" means, with respect to any fiscal year of the Borrower, the amount obtained by subtracting (a) the sum of (i) the interest expense of the Borrower for such fiscal year, (ii) principal payments on debt of the Borrower paid during such fiscal year, (iii) the non-financed capital expenditures of the Borrower for such fiscal year, (iv) the amount of federal and state income taxes paid by the Borrower during such fiscal year, (v) the amount paid by the Borrower during such fiscal year on account of any pension payments, and (vi) the amount paid by the Borrower during such fiscal year on account of environmental payments against reserves (excluding ongoing environmental expenses), from (b) the EBITDA (as defined in the Security Agreement) of the Borrower for such fiscal year.

6.4 Deletion of Financial Covenants. The Parties hereby agree to delete all of the Financial Covenants.

6.5 Cross-Default. The occurrence hereafter of a default or an event of default under any loan or lease owed by the Borrower to LaSalle, CIT, or Banknorth shall, after the expiration of any applicable notice and cure rights of the Borrower, constitute an Event of Default under the Loan Documents.

Section 7. Conditions Precedent. The limited waivers of the Existing Defaults set forth above in Section 5 of this Agreement and the modifications set forth above in Section 6 of this Agreement are subject to the satisfaction in full of each of the following conditions precedent:

(a) The Borrower shall have duly authorized, executed and delivered this Agreement;

(b) The Borrower shall have delivered to GE Capital evidence satisfactory to GE Capital (which shall include applicable modification documents, and such other documentation as may be appropriate to indicate the satisfaction of any applicable conditions to the transactions contemplated by such documents) that: (a) BankNorth and CIT have entered into restructurings of the terms of payment and maturity dates applicable to the loans and leases of the Borrower held by such creditors on terms providing for the deferral of portions of the payments due thereunder and for the extension of maturity dates which are similar to the payment deferral terms and extensions of maturity dates provided for herein with respect to the Loans; and (b) BankNorth and CIT have waived any existing defaults under their respective loans and leases with the Borrower;

(c) All entities holding any participation interests or assignment interests in any of the Loans shall have consented in writing to this Agreement and the waivers and modifications contemplated by this Agreement;

(d) The Borrower shall have paid to GE Capital the amount of $37,149.70 for remittance to Citizens Leasing Corporation ("Citizens"), representing that amount of principal and interest necessary to bring the participation interests of Citizens current through October 1, 2002;

(e) The Borrower shall have paid to GE Capital $85,219.42, representing the aggregate amount of unpaid accrued interest upon the Loans through May, 2002 and $472,176.42, representing the aggregate amount of the above-described Periodic Installments due upon the Loans, as modified in accordance with the terms of subsection 6.1 of this Agreement, for the months of June, July, August, September, and October of 2002;

(f) The Borrower shall have paid all reasonable attorneys' fees and expenses incurred by GE Capital in connection with the preparation and negotiation of this Agreement and all related documents and all costs of recordation, title insurance and other out-of-pocket expenses incurred with respect to the additional collateral being provided by the Borrower in accordance with Section 4 of this Agreement;

(g) There shall not have occurred and be continuing any event or circumstance which is or, with the giving of notice, the passage of time, or both, would be an Event of Default under any of the Loan
Documents, other than the Existing Defaults; and

(h) GE Capital, Banknorth and CIT shall have been granted perfected mortgage liens upon the real property of the Borrower, and security interests upon certain property of the Borrower second in lien priority only to the liens of LaSalle therein (or any entity refinancing LaSalle's loans to the Borrower), and LaSalle, GE Capital, CIT and Banknorth shall have entered into a Subordination Agreement acceptable to GE Capital.

Section 8. No Other Modifications Of Loan Documents. Except as specifically stated in this Agreement, the Loan Documents have not been amended, modified or changed in any respect. Without limiting the foregoing, nothing herein shall be construed as a waiver or modification of any provision providing for default remedies in favor of GE Capital if any further default occurs under any Loan Documents, including the right to accelerate the maturity of the Loans.

Section 9. Further Assurances. The Borrower agrees to execute and deliver to GE Capital such other and further documents as may from time to time, be reasonably requested by GE Capital in order to execute or enforce the terms and conditions of this Agreement or of any of the Loan Documents.

Section 10. No Novation; No Refinance.  It is the intention of the
Parties that nothing contained in this Agreement shall be deemed to effect or accomplish or otherwise constitute a novation of any of the obligations or duties owed by the Borrower to GE Capital or of any of the Loan Documents or to be a refinance of the Loans. Except as expressly provided herein, nothing contained herein is intended to extinguish, terminate or impair any of the duties or obligations owed by the Borrower to GE Capital.

Section 11. Successors and Assigns. This Agreement shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 12. Choice Of Law; Consent To Jurisdiction; Agreement As To
Venue. This Agreement shall be construed, performed and enforced and its validity and enforceability determined in accordance with the laws of the State of Connecticut (excluding conflict of laws principles). The Borrower consents to the jurisdiction of any state or federal court located in the State of Connecticut. The Borrower waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Connecticut on the basis of improper venue or inconvenience of forum.

Section 13. Amendments. This Agreement may be amended only by a writing executed by all of the Parties.

Section 14. Time.  Time is of the essence of this Agreement.

Section 15. No Oral or Implied Waiver.  No failure or delay by GE
Capital in the exercise or enforcement of any of its rights under any Loan Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. GE Capital may at any time or from time to time waive all or any rights under this Agreement or the other Loan Documents, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by GE Capital in writing, a future waiver of performance or exact performance by the Borrower. No notice to or demand upon the Borrower in any instance shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

Section 16. Obligations Unconditional. The obligations of the Borrower set forth in this Agreement and as required by the terms of the Loan Documents are absolute and unconditional, and are independent of any defense or rights of set-off, recoupment or counterclaim which the Borrower might have against GE Capital. The Borrower agrees that all payments required hereunder or by the Loan Documents shall be made free of any deductions and without abatement, diminution or set-off.

Section 17. RELEASE. IN ORDER TO INDUCE GE CAPITAL TO ENTER INTO THIS AGREEMENT, THE BORROWER FOREVER RELEASES AND DISCHARGES GE CAPITAL AND GE CAPITAL'S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS AND ALL PARTICIPANTS AND ASSIGNEES OF GE CAPITAL WITH RESPECT TO THE LOANS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS' FEES AND COSTS) WHICH THE BORROWER EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED IN ANY WAY TO THE LOANS, THE OBLIGATIONS, THE LOAN DOCUMENTS, OR THE COLLATERAL SECURING THE LOANS OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 18. Waiver Of Jury Trial. Each of the Parties agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party, or any successor or assign of any party, on or with respect to this Agreement, the Loans(or the administration thereof), or any of the other Loan Documents, or which in any way relates, directly or indirectly, to the obligations of any party to any other party, or the dealings of the Parties with respect thereto, shall be tried by a court and not by a jury. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.





[SIGNATURES BEGIN ON THE FOLLOWING PAGE]




IN WITNESS WHEREOF, the Parties have executed this Agreement with the specific intention of creating a document under seal as of the date first above written. This Agreement may be executed and delivered in counterparts.
 Executed counterparts of this Agreement may be delivered via facsimile.

WITNESS:                              BORROWER:

                                     PLYMOUTH RUBBER COMPANY, INC.,
                                     A Massachusetts Corporation




                                     By:
----------------------------         ---------------------------------------
                                     Maurice J. Hamilburg, President




WITNESS/ATTEST:                      GE CAPITAL:

                                     GENERAL ELECTRIC CAPITAL CORPORATION




                                     By:
----------------------------         ---------------------------------------
                                     Kevin G. Wortman, Senior Vice
                                     President,
                                     Strategic Asset Financing Group






Exhibits

Exhibit A    Collateral
Exhibit B    Payment and Maturity Dates Modifications (10/01/05 Maturity Date)
Exhibit C    Alternative Payment and Maturity Dates Modifications


                         A M O R T I Z A T I O N   S C H E D U L E
       - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:12 by .............................. Paul Cummings
     Parameter filename .................................. ply4066377003berns36
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4066377003berns36
     Aggregate average life (lending) ............................. 3.018 years
     Rate ......................................................... 8.54000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00   2,484,607.43           0.00           0.00           0.00   2,484,607.43
 Apr-01-02   2,484,607.43           0.00      17,682.12      17,682.12           0.00   2,484,607.43
 May-01-02   2,484,607.43           0.00      17,682.12      17,682.13          -0.01   2,484,607.44
 Jun-01-02   2,484,607.44           0.00      31,743.63      17,682.12      14,061.51   2,470,545.93
 Jul-01-02   2,470,545.93           0.00      31,643.56      17,582.05      14,061.51   2,456,484.42
 Aug-01-02   2,456,484.42           0.00      31,543.49      17,481.98      14,061.51   2,442,422.91
 Sep-01-02   2,442,422.91           0.00      31,443.42      17,381.91      14,061.51   2,428,361.40
 Oct-01-02   2,428,361.40           0.00      31,343.35      17,281.84      14,061.51   2,414,299.89
 Nov-01-02   2,414,299.89           0.00      31,243.28      17,181.77      14,061.51   2,400,238.38
 Dec-01-02   2,400,238.38           0.00      31,143.21      17,081.69      14,061.52   2,386,176.86
                           -------------  -------------  -------------  -------------
                            2,484,607.43     255,468.18     157,037.61      98,430.57

 Jan-01-03   2,386,176.86           0.00      31,043.14      16,981.63      14,061.51   2,372,115.35
 Feb-01-03   2,372,115.35           0.00      30,943.06      16,881.55      14,061.51   2,358,053.84
 Mar-01-03   2,358,053.84           0.00      30,842.99      16,781.49      14,061.50   2,343,992.34
 Apr-01-03   2,343,992.34           0.00      30,742.92      16,681.41      14,061.51   2,329,930.83
 May-01-03   2,329,930.83           0.00      30,642.85      16,581.34      14,061.51   2,315,869.32
 Jun-01-03   2,315,869.32           0.00      44,157.93      16,481.27      27,676.66   2,288,192.66
 Jul-01-03   2,288,192.66           0.00      43,960.96      16,284.30      27,676.66   2,260,516.00
 Aug-01-03   2,260,516.00           0.00      43,764.00      16,087.34      27,676.66   2,232,839.34
 Sep-01-03   2,232,839.34           0.00      43,567.03      15,890.38      27,676.65   2,205,162.69
 Oct-01-03   2,205,162.69           0.00      43,370.07      15,693.40      27,676.67   2,177,486.02
 Nov-01-03   2,177,486.02           0.00      43,173.10      15,496.45      27,676.65   2,149,809.37
 Dec-01-03   2,149,809.37           0.00      42,976.14      15,299.47      27,676.67   2,122,132.70
                           -------------  -------------  -------------  -------------
                                    0.00     459,184.19     195,140.03     264,044.16

 Jan-01-04   2,122,132.70           0.00      42,779.17      15,102.51      27,676.66   2,094,456.04
 Feb-01-04   2,094,456.04           0.00      42,582.21      14,905.55      27,676.66   2,066,779.38
 Mar-01-04   2,066,779.38           0.00      42,385.24      14,708.58      27,676.66   2,039,102.72
 Apr-01-04   2,039,102.72           0.00      42,188.27      14,511.61      27,676.66   2,011,426.06
 May-01-04   2,011,426.06           0.00      41,991.31      14,314.65      27,676.66   1,983,749.40
 Jun-01-04   1,983,749.40           0.00      40,361.48      14,117.68      26,243.80   1,957,505.60
 Jul-01-04   1,957,505.60           0.00      40,174.71      13,930.92      26,243.79   1,931,261.81
 Aug-01-04   1,931,261.81           0.00      39,987.95      13,744.15      26,243.80   1,905,018.01
 Sep-01-04   1,905,018.01           0.00      39,801.18      13,557.37      26,243.81   1,878,774.20
 Oct-01-04   1,878,774.20           0.00      39,614.41      13,370.61      26,243.80   1,852,530.40
 Nov-01-04   1,852,530.40           0.00      39,427.64      13,183.84      26,243.80   1,826,286.60
 Dec-01-04   1,826,286.60           0.00      39,240.87      12,997.08      26,243.79   1,800,042.81
                           -------------  -------------  -------------  -------------
                                    0.00     490,534.44     168,444.55     322,089.89

 Jan-01-05   1,800,042.81           0.00      39,054.10      12,810.30      26,243.80   1,773,799.01
 Feb-01-05   1,773,799.01           0.00      38,867.34      12,623.54      26,243.80   1,747,555.21
 Mar-01-05   1,747,555.21           0.00      38,680.57      12,436.77      26,243.80   1,721,311.41
 Apr-01-05   1,721,311.41           0.00      38,493.80      12,249.99      26,243.81   1,695,067.60
 May-01-05   1,695,067.60           0.00      38,307.03      12,063.24      26,243.79   1,668,823.81
 Jun-01-05   1,668,823.81           0.00      38,641.66      11,876.46      26,765.20   1,642,058.61
 Jul-01-05   1,642,058.61           0.00      38,451.18      11,685.98      26,765.20   1,615,293.41
 Aug-01-05   1,615,293.41           0.00      38,260.70      11,495.51      26,765.19   1,588,528.22
 Sep-01-05   1,588,528.22           0.00      38,070.23      11,305.02      26,765.21   1,561,763.01
 Oct-01-05   1,561,763.01           0.00   1,572,877.56      11,114.55   1,561,763.01           0.00
                           -------------  -------------  -------------  -------------
                                    0.00   1,919,704.17     119,661.36   1,800,042.81


 T O T A L                  2,484,607.43   3,124,890.98     640,283.55   2,484,607.43
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation


                         A M O R T I Z A T I O N   S C H E D U L E
       - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 16:51 by .............................. Paul Cummings
     Parameter filename .................................. ply4066377005berns36
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4066377005berns36
     Aggregate average life (lending) ............................. 2.240 years
     Average rate ................................................. 7.94403157%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00     216,300.99           0.00           0.00           0.00     216,300.99
 Apr-01-02     216,300.99           0.00       6,215.77       1,399.51       4,816.26     211,484.73
 May-01-02     211,484.73           0.00       6,215.77       1,370.22       4,845.55     206,639.18
 Jun-01-02     206,639.18           0.00       6,662.08       1,340.72       5,321.36     201,317.82
 Jul-01-02     201,317.82           0.00       6,659.09       1,308.08       5,351.01     195,966.81
 Aug-01-02     195,966.81           0.00       6,656.09       1,275.25       5,380.84     190,585.97
 Sep-01-02     190,585.97           0.00       6,653.10       1,242.24       5,410.86     185,175.11
 Oct-01-02     185,175.11           0.00       6,650.11       1,209.05       5,441.06     179,734.05
 Nov-01-02     179,734.05           0.00       6,647.12       1,175.67       5,471.45     174,262.60
 Dec-01-02     174,262.60           0.00       6,644.13       1,142.10       5,502.03     168,760.57
                           -------------  -------------  -------------  -------------
                              216,300.99      59,003.26      11,462.84      47,540.42

 Jan-01-03     168,760.57           0.00       6,641.14       1,108.35       5,532.79     163,227.78
 Feb-01-03     163,227.78           0.00       6,638.15       1,074.42       5,563.73     157,664.05
 Mar-01-03     157,664.05           0.00       6,635.16       1,040.30       5,594.86     152,069.19
 Apr-01-03     152,069.19           0.00       6,632.17       1,005.98       5,626.19     146,443.00
 May-01-03     146,443.00           0.00       6,629.18         971.48       5,657.70     140,785.30
 Jun-01-03     140,785.30           0.00       7,017.65         936.78       6,080.87     134,704.43
 Jul-01-03     134,704.43           0.00       7,012.03         899.27       6,112.76     128,591.67
 Aug-01-03     128,591.67           0.00       1,699.32         861.56         837.76     127,753.91
 Sep-01-03     127,753.91           0.00       1,693.71         855.95         837.76     126,916.15
 Oct-01-03     126,916.15           0.00       1,688.09         850.34         837.75     126,078.40
 Nov-01-03     126,078.40           0.00       1,682.48         844.73         837.75     125,240.65
 Dec-01-03     125,240.65           0.00       1,676.87         839.11         837.76     124,402.89
                           -------------  -------------  -------------  -------------
                                    0.00      55,645.95      11,288.27      44,357.68

 Jan-01-04     124,402.89           0.00       1,671.26         833.50         837.76     123,565.13
 Feb-01-04     123,565.13           0.00       1,665.64         827.88         837.76     122,727.37
 Mar-01-04     122,727.37           0.00       1,660.03         822.28         837.75     121,889.62
 Apr-01-04     121,889.62           0.00       1,654.42         816.66         837.76     121,051.86
 May-01-04     121,051.86           0.00       1,648.80         811.04         837.76     120,214.10
 Jun-01-04     120,214.10           0.00       3,027.38         805.44       2,221.94     117,992.16
 Jul-01-04     117,992.16           0.00       3,012.49         790.55       2,221.94     115,770.22
 Aug-01-04     115,770.22           0.00       2,997.60         775.66       2,221.94     113,548.28
 Sep-01-04     113,548.28           0.00       2,982.72         760.77       2,221.95     111,326.33
 Oct-01-04     111,326.33           0.00       2,967.83         745.89       2,221.94     109,104.39
 Nov-01-04     109,104.39           0.00       2,952.94         730.99       2,221.95     106,882.44
 Dec-01-04     106,882.44           0.00       2,938.06         716.12       2,221.94     104,660.50
                           -------------  -------------  -------------  -------------
                                    0.00      29,179.17       9,436.78      19,742.39

 Jan-01-05     104,660.50           0.00       2,923.17         701.22       2,221.95     102,438.55
 Feb-01-05     102,438.55           0.00       2,908.28         686.34       2,221.94     100,216.61
 Mar-01-05     100,216.61           0.00       2,893.40         671.45       2,221.95      97,994.66
 Apr-01-05      97,994.66           0.00       2,878.51         656.57       2,221.94      95,772.72
 May-01-05      95,772.72           0.00       2,863.62         641.67       2,221.95      93,550.77
 Jun-01-05      93,550.77           0.00       2,892.88         626.79       2,266.09      91,284.68
 Jul-01-05      91,284.68           0.00       2,877.70         611.61       2,266.09      89,018.59
 Aug-01-05      89,018.59           0.00       2,862.51         596.42       2,266.09      86,752.50
 Sep-01-05      86,752.50           0.00       2,847.33         581.25       2,266.08      84,486.42
 Oct-01-05      84,486.42           0.00      85,052.47         566.05      84,486.42           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     110,999.87       6,339.37     104,660.50


 T O T A L                    216,300.99     254,828.25      38,527.26     216,300.99
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:03 by .............................. Paul Cummings
     Parameter filename .................................. ply4074566001berns36
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 2.751 years
     Rate ......................................................... 8.04000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00   1,789,992.18           0.00           0.00           0.00   1,789,992.18
 Apr-01-02   1,789,992.18           0.00      11,992.95      11,992.95           0.00   1,789,992.18
 May-01-02   1,789,992.18           0.00      11,992.95      11,992.95           0.00   1,789,992.18
 Jun-01-02   1,789,992.18           0.00      29,069.95      11,992.94      17,077.01   1,772,915.17
 Jul-01-02   1,772,915.17           0.00      28,955.53      11,878.53      17,077.00   1,755,838.17
 Aug-01-02   1,755,838.17           0.00      28,841.12      11,764.12      17,077.00   1,738,761.17
 Sep-01-02   1,738,761.17           0.00      28,726.70      11,649.70      17,077.00   1,721,684.17
 Oct-01-02   1,721,684.17           0.00      28,612.28      11,535.28      17,077.00   1,704,607.17
 Nov-01-02   1,704,607.17           0.00      28,497.87      11,420.87      17,077.00   1,687,530.17
 Dec-01-02   1,687,530.17           0.00      28,383.45      11,306.45      17,077.00   1,670,453.17
                           -------------  -------------  -------------  -------------
                            1,789,992.18     225,072.80     105,533.79     119,539.01

 Jan-01-03   1,670,453.17           0.00      28,269.04      11,192.04      17,077.00   1,653,376.17
 Feb-01-03   1,653,376.17           0.00      28,154.62      11,077.62      17,077.00   1,636,299.17
 Mar-01-03   1,636,299.17           0.00      28,040.20      10,963.21      17,076.99   1,619,222.18
 Apr-01-03   1,619,222.18           0.00      27,925.79      10,848.78      17,077.01   1,602,145.17
 May-01-03   1,602,145.17           0.00      27,811.37      10,734.38      17,076.99   1,585,068.18
 Jun-01-03   1,585,068.18           0.00      41,193.40      10,619.95      30,573.45   1,554,494.73
 Jul-01-03   1,554,494.73           0.00      40,988.55      10,415.12      30,573.43   1,523,921.30
 Aug-01-03   1,523,921.30           0.00      40,783.71      10,210.27      30,573.44   1,493,347.86
 Sep-01-03   1,493,347.86           0.00      40,578.87      10,005.43      30,573.44   1,462,774.42
 Oct-01-03   1,462,774.42           0.00      40,374.03       9,800.59      30,573.44   1,432,200.98
 Nov-01-03   1,432,200.98           0.00      40,169.19       9,595.75      30,573.44   1,401,627.54
 Dec-01-03   1,401,627.54           0.00      39,964.34       9,390.90      30,573.44   1,371,054.10
                           -------------  -------------  -------------  -------------
                                    0.00     424,253.11     124,854.04     299,399.07

 Jan-01-04   1,371,054.10           0.00      39,759.50       9,186.06      30,573.44   1,340,480.66
 Feb-01-04   1,340,480.66           0.00      39,554.66       8,981.22      30,573.44   1,309,907.22
 Mar-01-04   1,309,907.22           0.00      39,349.82       8,776.38      30,573.44   1,279,333.78
 Apr-01-04   1,279,333.78           0.00      39,144.98       8,571.54      30,573.44   1,248,760.34
 May-01-04   1,248,760.34           0.00      38,940.13       8,366.69      30,573.44   1,218,186.90
 Jun-01-04   1,218,186.90           0.00      26,931.15       8,161.86      18,769.29   1,199,417.61
 Jul-01-04   1,199,417.61           0.00      26,805.40       8,036.09      18,769.31   1,180,648.30
 Aug-01-04   1,180,648.30           0.00      26,679.64       7,910.35      18,769.29   1,161,879.01
 Sep-01-04   1,161,879.01           0.00      26,553.89       7,784.59      18,769.30   1,143,109.71
 Oct-01-04   1,143,109.71           0.00      26,428.13       7,658.83      18,769.30   1,124,340.41
 Nov-01-04   1,124,340.41           0.00      26,302.38       7,533.08      18,769.30   1,105,571.11
 Dec-01-04   1,105,571.11           0.00      26,176.63       7,407.33      18,769.30   1,086,801.81
                           -------------  -------------  -------------  -------------
                                    0.00     382,626.31      98,374.02     284,252.29

 Jan-01-05   1,086,801.81           0.00      26,050.87       7,281.57      18,769.30   1,068,032.51
 Feb-01-05   1,068,032.51           0.00      25,925.12       7,155.82      18,769.30   1,049,263.21
 Mar-01-05   1,049,263.21           0.00      25,799.36       7,030.06      18,769.30   1,030,493.91
 Apr-01-05   1,030,493.91           0.00      25,673.61       6,904.31      18,769.30   1,011,724.61
 May-01-05   1,011,724.61           0.00      25,547.85       6,778.56      18,769.29     992,955.32
 Jun-01-05     992,955.32           0.00      25,795.00       6,652.80      19,142.20     973,813.12
 Jul-01-05     973,813.12           0.00      25,666.75       6,524.54      19,142.21     954,670.91
 Aug-01-05     954,670.91           0.00      25,538.50       6,396.30      19,142.20     935,528.71
 Sep-01-05     935,528.71           0.00      25,410.24       6,268.04      19,142.20     916,386.51
 Oct-01-05     916,386.51           0.00     922,526.30       6,139.79     916,386.51           0.00
                           -------------  -------------  -------------  -------------
                                    0.00   1,153,933.60      67,131.79   1,086,801.81


 T O T A L                  1,789,992.18   2,185,885.82     395,893.64   1,789,992.18
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:05 by .............................. Paul Cummings
     Parameter filename .................................. ply4074566002berns36
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 3.063 years
     Rate ......................................................... 8.75000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00     430,958.91           0.00           0.00           0.00     430,958.91
 Apr-01-02     430,958.91           0.00       3,142.41       3,142.41           0.00     430,958.91
 May-01-02     430,958.91           0.00       3,142.41       3,142.41           0.00     430,958.91
 Jun-01-02     430,958.91           0.00       5,333.50       3,142.41       2,191.09     428,767.82
 Jul-01-02     428,767.82           0.00       5,317.52       3,126.43       2,191.09     426,576.73
 Aug-01-02     426,576.73           0.00       5,301.55       3,110.45       2,191.10     424,385.63
 Sep-01-02     424,385.63           0.00       5,285.57       3,094.48       2,191.09     422,194.54
 Oct-01-02     422,194.54           0.00       5,269.59       3,078.50       2,191.09     420,003.45
 Nov-01-02     420,003.45           0.00       5,253.62       3,062.53       2,191.09     417,812.36
 Dec-01-02     417,812.36           0.00       5,237.64       3,046.55       2,191.09     415,621.27
                           -------------  -------------  -------------  -------------
                              430,958.91      43,283.81      27,946.17      15,337.64

 Jan-01-03     415,621.27           0.00       5,221.66       3,030.57       2,191.09     413,430.18
 Feb-01-03     413,430.18           0.00       5,205.69       3,014.59       2,191.10     411,239.08
 Mar-01-03     411,239.08           0.00       5,189.71       2,998.62       2,191.09     409,047.99
 Apr-01-03     409,047.99           0.00       5,173.73       2,982.64       2,191.09     406,856.90
 May-01-03     406,856.90           0.00       5,157.76       2,966.67       2,191.09     404,665.81
 Jun-01-03     404,665.81           0.00       7,276.11       2,950.69       4,325.42     400,340.39
 Jul-01-03     400,340.39           0.00       7,244.57       2,919.15       4,325.42     396,014.97
 Aug-01-03     396,014.97           0.00       7,213.03       2,887.61       4,325.42     391,689.55
 Sep-01-03     391,689.55           0.00       7,181.49       2,856.07       4,325.42     387,364.13
 Oct-01-03     387,364.13           0.00       7,149.95       2,824.53       4,325.42     383,038.71
 Nov-01-03     383,038.71           0.00       7,118.41       2,792.99       4,325.42     378,713.29
 Dec-01-03     378,713.29           0.00       7,086.87       2,761.45       4,325.42     374,387.87
                           -------------  -------------  -------------  -------------
                                    0.00      76,218.98      34,985.58      41,233.40

 Jan-01-04     374,387.87           0.00       7,055.33       2,729.91       4,325.42     370,062.45
 Feb-01-04     370,062.45           0.00       7,023.79       2,698.37       4,325.42     365,737.03
 Mar-01-04     365,737.03           0.00       6,992.25       2,666.83       4,325.42     361,411.61
 Apr-01-04     361,411.61           0.00       6,960.71       2,635.30       4,325.41     357,086.20
 May-01-04     357,086.20           0.00       6,929.17       2,603.75       4,325.42     352,760.78
 Jun-01-04     352,760.78           0.00       7,094.66       2,572.22       4,522.44     348,238.34
 Jul-01-04     348,238.34           0.00       7,061.69       2,539.23       4,522.46     343,715.88
 Aug-01-04     343,715.88           0.00       7,028.71       2,506.27       4,522.44     339,193.44
 Sep-01-04     339,193.44           0.00       6,995.74       2,473.28       4,522.46     334,670.98
 Oct-01-04     334,670.98           0.00       6,962.76       2,440.31       4,522.45     330,148.53
 Nov-01-04     330,148.53           0.00       6,929.78       2,407.33       4,522.45     325,626.08
 Dec-01-04     325,626.08           0.00       6,896.81       2,374.36       4,522.45     321,103.63
                           -------------  -------------  -------------  -------------
                                    0.00      83,931.40      30,647.16      53,284.24

 Jan-01-05     321,103.63           0.00       6,863.83       2,341.38       4,522.45     316,581.18
 Feb-01-05     316,581.18           0.00       6,830.85       2,308.41       4,522.44     312,058.74
 Mar-01-05     312,058.74           0.00       6,797.88       2,275.42       4,522.46     307,536.28
 Apr-01-05     307,536.28           0.00       6,764.90       2,242.46       4,522.44     303,013.84
 May-01-05     303,013.84           0.00       6,731.93       2,209.47       4,522.46     298,491.38
 Jun-01-05     298,491.38           0.00       6,788.80       2,176.50       4,612.30     293,879.08
 Jul-01-05     293,879.08           0.00       6,755.17       2,142.87       4,612.30     289,266.78
 Aug-01-05     289,266.78           0.00       6,721.54       2,109.24       4,612.30     284,654.48
 Sep-01-05     284,654.48           0.00       6,687.91       2,075.60       4,612.31     280,042.17
 Oct-01-05     280,042.17           0.00     282,084.15       2,041.98     280,042.17           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     343,026.96      21,923.33     321,103.63


 T O T A L                    430,958.91     546,461.15     115,502.24     430,958.91
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-22-2002 15:16 by .............................. Paul Cummings
     Parameter filename ............................... ics410537001berns36OCT1
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ................................................... 410537001OCT01
     Aggregate average life (lending) ............................. 3.105 years
     Rate ......................................................... 9.56000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Apr-05-02           0.00   1,291,525.78           0.00           0.00           0.00   1,291,525.78
 May-05-02   1,291,525.78           0.00      10,289.16      10,289.16           0.00   1,291,525.78
 Jun-05-02   1,291,525.78           0.00      15,892.95      10,289.15       5,603.80   1,285,921.98
 Jul-05-02   1,285,921.98           0.00      15,848.30      10,244.51       5,603.79   1,280,318.19
 Aug-05-02   1,280,318.19           0.00      15,803.66      10,199.87       5,603.79   1,274,714.40
 Sep-05-02   1,274,714.40           0.00      15,759.01      10,155.23       5,603.78   1,269,110.62
 Oct-05-02   1,269,110.62           0.00      15,714.37      10,110.58       5,603.79   1,263,506.83
 Nov-05-02   1,263,506.83           0.00      15,669.73      10,065.93       5,603.80   1,257,903.03
 Dec-05-02   1,257,903.03           0.00      15,625.08      10,021.30       5,603.78   1,252,299.25
                           -------------  -------------  -------------  -------------
                            1,291,525.78     120,602.26      81,375.73      39,226.53

 Jan-05-03   1,252,299.25           0.00      15,580.44       9,976.65       5,603.79   1,246,695.46
 Feb-05-03   1,246,695.46           0.00      15,535.80       9,932.01       5,603.79   1,241,091.67
 Mar-05-03   1,241,091.67           0.00      15,491.15       9,887.36       5,603.79   1,235,487.88
 Apr-05-03   1,235,487.88           0.00      15,446.51       9,842.72       5,603.79   1,229,884.09
 May-05-03   1,229,884.09           0.00      15,401.87       9,798.08       5,603.79   1,224,280.30
 Jun-05-03   1,224,280.30           0.00      20,895.50       9,753.43      11,142.07   1,213,138.23
 Jul-05-03   1,213,138.23           0.00      20,806.74       9,664.67      11,142.07   1,201,996.16
 Aug-05-03   1,201,996.16           0.00      20,717.97       9,575.90      11,142.07   1,190,854.09
 Sep-05-03   1,190,854.09           0.00      20,629.21       9,487.14      11,142.07   1,179,712.02
 Oct-05-03   1,179,712.02           0.00      20,540.44       9,398.37      11,142.07   1,168,569.95
 Nov-05-03   1,168,569.95           0.00      20,451.68       9,309.61      11,142.07   1,157,427.88
 Dec-05-03   1,157,427.88           0.00      20,362.91       9,220.84      11,142.07   1,146,285.81
                           -------------  -------------  -------------  -------------
                                    0.00     221,860.22     115,846.78     106,013.44

 Jan-05-04   1,146,285.81           0.00      20,274.15       9,132.08      11,142.07   1,135,143.74
 Feb-05-04   1,135,143.74           0.00      20,185.38       9,043.31      11,142.07   1,124,001.67
 Mar-05-04   1,124,001.67           0.00      20,096.62       8,954.55      11,142.07   1,112,859.60
 Apr-05-04   1,112,859.60           0.00      20,007.85       8,865.78      11,142.07   1,101,717.53
 May-05-04   1,101,717.53           0.00      19,919.09       8,777.01      11,142.08   1,090,575.45
 Jun-05-04   1,090,575.45           0.00      13,371.05       8,688.25       4,682.80   1,085,892.65
 Jul-05-04   1,085,892.65           0.00      13,371.05       8,650.95       4,720.10   1,081,172.55
 Aug-05-04   1,081,172.55           0.00      13,371.05       8,613.34       4,757.71   1,076,414.84
 Sep-05-04   1,076,414.84           0.00      13,371.05       8,575.44       4,795.61   1,071,619.23
 Oct-05-04   1,071,619.23           0.00      13,371.05       8,537.23       4,833.82   1,066,785.41
 Nov-05-04   1,066,785.41           0.00      13,371.05       8,498.73       4,872.32   1,061,913.09
 Dec-05-04   1,061,913.09           0.00      13,371.05       8,459.90       4,911.15   1,057,001.94
                           -------------  -------------  -------------  -------------
                                    0.00     194,080.44     104,796.57      89,283.87

 Jan-05-05   1,057,001.94           0.00      13,371.05       8,420.79       4,950.26   1,052,051.68
 Feb-05-05   1,052,051.68           0.00      13,371.05       8,381.34       4,989.71   1,047,061.97
 Mar-05-05   1,047,061.97           0.00      13,371.05       8,341.59       5,029.46   1,042,032.51
 Apr-05-05   1,042,032.51           0.00      13,371.05       8,301.53       5,069.52   1,036,962.99
 May-05-05   1,036,962.99           0.00      13,371.05       8,261.14       5,109.91   1,031,853.08
 Jun-05-05   1,031,853.08           0.00      13,636.70       8,220.43       5,416.27   1,026,436.81
 Jul-05-05   1,026,436.81           0.00      13,636.70       8,177.28       5,459.42   1,020,977.39
 Aug-05-05   1,020,977.39           0.00      13,636.70       8,133.79       5,502.91   1,015,474.48
 Sep-05-05   1,015,474.48           0.00      13,636.70       8,089.94       5,546.76   1,009,927.72
 Oct-01-05   1,009,927.72           0.00   1,016,900.71       6,972.99   1,009,927.72           0.00
                           -------------  -------------  -------------  -------------
                                    0.00   1,138,302.76      81,300.82   1,057,001.94


 T O T A L                  1,291,525.78   1,674,845.68     383,319.90   1,291,525.78
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation


                           A M O R T I Z A T I O N   S C H E D U L E
         - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-22-2002 15:20 by .............................. Paul Cummings
     Parameter filename ............................... ics410537002berns36OCT1
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ................................................... 410537001OCT01
     Aggregate average life (lending) ............................. 3.009 years
     Rate ......................................................... 8.98050000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Apr-24-02           0.00     999,226.07           0.00           0.00           0.00     999,226.07
 May-24-02     999,226.07           0.00       7,477.96       7,477.96           0.00     999,226.07
 Jun-24-02     999,226.07           0.00      11,659.06       7,477.96       4,181.10     995,044.97
 Jul-24-02     995,044.97           0.00      11,627.77       7,446.66       4,181.11     990,863.86
 Aug-24-02     990,863.86           0.00      11,596.48       7,415.38       4,181.10     986,682.76
 Sep-24-02     986,682.76           0.00      11,565.19       7,384.09       4,181.10     982,501.66
 Oct-24-02     982,501.66           0.00      11,533.90       7,352.80       4,181.10     978,320.56
 Nov-24-02     978,320.56           0.00      11,502.61       7,321.50       4,181.11     974,139.45
 Dec-24-02     974,139.45           0.00      11,471.32       7,290.22       4,181.10     969,958.35
                           -------------  -------------  -------------  -------------
                              999,226.07      88,434.29      59,166.57      29,267.72

 Jan-24-03     969,958.35           0.00      11,440.03       7,258.92       4,181.11     965,777.24
 Feb-24-03     965,777.24           0.00      11,408.74       7,227.64       4,181.10     961,596.14
 Mar-24-03     961,596.14           0.00      11,377.45       7,196.35       4,181.10     957,415.04
 Apr-24-03     957,415.04           0.00      11,346.16       7,165.05       4,181.11     953,233.93
 May-24-03     953,233.93           0.00      11,314.86       7,133.77       4,181.09     949,052.84
 Jun-24-03     949,052.84           0.00      15,368.13       7,102.47       8,265.66     940,787.18
 Jul-24-03     940,787.18           0.00      15,306.28       7,040.62       8,265.66     932,521.52
 Aug-24-03     932,521.52           0.00      15,244.42       6,978.75       8,265.67     924,255.85
 Sep-24-03     924,255.85           0.00      15,182.56       6,916.90       8,265.66     915,990.19
 Oct-24-03     915,990.19           0.00      15,120.70       6,855.05       8,265.65     907,724.54
 Nov-24-03     907,724.54           0.00      15,058.84       6,793.18       8,265.66     899,458.88
 Dec-24-03     899,458.88           0.00      14,996.99       6,731.33       8,265.66     891,193.22
                           -------------  -------------  -------------  -------------
                                    0.00     163,165.16      84,400.03      78,765.13

 Jan-24-04     891,193.22           0.00      14,935.13       6,669.46       8,265.67     882,927.55
 Feb-24-04     882,927.55           0.00      14,873.27       6,607.61       8,265.66     874,661.89
 Mar-24-04     874,661.89           0.00      14,811.41       6,545.75       8,265.66     866,396.23
 Apr-24-04     866,396.23           0.00      14,749.55       6,483.90       8,265.65     858,130.58
 May-24-04     858,130.58           0.00      14,687.69       6,422.03       8,265.66     849,864.92
 Jun-24-04     849,864.92           0.00      16,643.37       6,360.18      10,283.19     839,581.73
 Jul-24-04     839,581.73           0.00      16,566.41       6,283.22      10,283.19     829,298.54
 Aug-24-04     829,298.54           0.00      16,489.45       6,206.26      10,283.19     819,015.35
 Sep-24-04     819,015.35           0.00      16,412.50       6,129.31      10,283.19     808,732.16
 Oct-24-04     808,732.16           0.00      16,335.54       6,052.35      10,283.19     798,448.97
 Nov-24-04     798,448.97           0.00      16,258.58       5,975.39      10,283.19     788,165.78
 Dec-24-04     788,165.78           0.00      16,181.63       5,898.44      10,283.19     777,882.59
                           -------------  -------------  -------------  -------------
                                    0.00     188,944.53      75,633.90     113,310.63

 Jan-24-05     777,882.59           0.00      16,104.67       5,821.47      10,283.20     767,599.39
 Feb-24-05     767,599.39           0.00      16,027.71       5,744.53      10,283.18     757,316.21
 Mar-24-05     757,316.21           0.00      15,950.76       5,667.56      10,283.20     747,033.01
 Apr-24-05     747,033.01           0.00      15,873.80       5,590.61      10,283.19     736,749.82
 May-24-05     736,749.82           0.00      15,796.84       5,513.65      10,283.19     726,466.63
 Jun-24-05     726,466.63           0.00      15,924.09       5,436.70      10,487.39     715,979.24
 Jul-24-05     715,979.24           0.00      15,845.61       5,358.21      10,487.40     705,491.84
 Aug-24-05     705,491.84           0.00      15,767.12       5,279.72      10,487.40     695,004.44
 Sep-24-05     695,004.44           0.00      15,688.64       5,201.24      10,487.40     684,517.04
 Oct-01-05     684,517.04           0.00     685,712.35       1,195.31     684,517.04           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     828,691.59      50,809.00     777,882.59


 T O T A L                    999,226.07   1,269,235.57     270,009.50     999,226.07
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model        Page 1      Ivory Consulting Corporation



                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 16:49 by ............................. Paul Cummings
     Parameter filename .................................. ply4066377005berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4066377003berns24
     Aggregate average life (lending) ............................. 2.765 years
     Average rate ................................................. 7.95887244%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00     216,300.99           0.00           0.00           0.00     216,300.99
 Apr-01-02     216,300.99           0.00       6,215.77       1,399.51       4,816.26     211,484.73
 May-01-02     211,484.73           0.00       6,215.77       1,370.22       4,845.55     206,639.18
 Jun-01-02     206,639.18           0.00       6,666.76       1,340.72       5,326.04     201,313.14
 Jul-01-02     201,313.14           0.00       6,663.74       1,308.05       5,355.69     195,957.45
 Aug-01-02     195,957.45           0.00       6,660.72       1,275.19       5,385.53     190,571.92
 Sep-01-02     190,571.92           0.00       6,657.70       1,242.15       5,415.55     185,156.37
 Oct-01-02     185,156.37           0.00       6,654.67       1,208.91       5,445.76     179,710.61
 Nov-01-02     179,710.61           0.00       6,651.65       1,175.52       5,476.13     174,234.48
 Dec-01-02     174,234.48           0.00       6,648.63       1,141.91       5,506.72     168,727.76
                           -------------  -------------  -------------  -------------
                              216,300.99      59,035.41      11,462.18      47,573.23

 Jan-01-03     168,727.76           0.00       6,645.61       1,108.13       5,537.48     163,190.28
 Feb-01-03     163,190.28           0.00       6,642.59       1,074.17       5,568.42     157,621.86
 Mar-01-03     157,621.86           0.00       6,639.57       1,040.02       5,599.55     152,022.31
 Apr-01-03     152,022.31           0.00       6,636.54       1,005.66       5,630.88     146,391.43
 May-01-03     146,391.43           0.00       6,633.52         971.14       5,662.38     140,729.05
 Jun-01-03     140,729.05           0.00       7,026.06         936.40       6,089.66     134,639.39
 Jul-01-03     134,639.39           0.00       7,020.39         898.83       6,121.56     128,517.83
 Aug-01-03     128,517.83           0.00       1,707.62         861.07         846.55     127,671.28
 Sep-01-03     127,671.28           0.00       1,701.95         855.40         846.55     126,824.73
 Oct-01-03     126,824.73           0.00       1,696.28         849.73         846.55     125,978.18
 Nov-01-03     125,978.18           0.00       1,690.61         844.05         846.56     125,131.62
 Dec-01-03     125,131.62           0.00       1,684.93         838.38         846.55     124,285.07
                           -------------  -------------  -------------  -------------
                                    0.00      55,725.67      11,282.98      44,442.69

 Jan-01-04     124,285.07           0.00       1,679.26         832.71         846.55     123,438.52
 Feb-01-04     123,438.52           0.00       1,673.59         827.04         846.55     122,591.97
 Mar-01-04     122,591.97           0.00       1,667.92         821.37         846.55     121,745.42
 Apr-01-04     121,745.42           0.00       1,662.25         815.69         846.56     120,898.86
 May-01-04     120,898.86           0.00       1,656.57         810.02         846.55     120,052.31
 Jun-01-04     120,052.31           0.00       3,049.62         804.35       2,245.27     117,807.04
 Jul-01-04     117,807.04           0.00       3,034.58         789.31       2,245.27     115,561.77
 Aug-01-04     115,561.77           0.00       3,019.54         774.26       2,245.28     113,316.49
 Sep-01-04     113,316.49           0.00       3,004.49         759.22       2,245.27     111,071.22
 Oct-01-04     111,071.22           0.00       2,989.45         744.18       2,245.27     108,825.95
 Nov-01-04     108,825.95           0.00       2,974.41         729.14       2,245.27     106,580.68
 Dec-01-04     106,580.68           0.00       2,959.36         714.09       2,245.27     104,335.41
                           -------------  -------------  -------------  -------------
                                    0.00      29,371.04       9,421.38      19,949.66

 Jan-01-05     104,335.41           0.00       2,944.32         699.04       2,245.28     102,090.13
 Feb-01-05     102,090.13           0.00       2,929.28         684.01       2,245.27      99,844.86
 Mar-01-05      99,844.86           0.00       2,914.23         668.96       2,245.27      97,599.59
 Apr-01-05      97,599.59           0.00       2,899.19         653.91       2,245.28      95,354.31
 May-01-05      95,354.31           0.00       2,884.15         638.88       2,245.27      93,109.04
 Jun-01-05      93,109.04           0.00       2,913.71         623.83       2,289.88      90,819.16
 Jul-01-05      90,819.16           0.00       2,898.37         608.49       2,289.88      88,529.28
 Aug-01-05      88,529.28           0.00       2,883.03         593.14       2,289.89      86,239.39
 Sep-01-05      86,239.39           0.00       2,867.68         577.81       2,289.87      83,949.52
 Oct-01-05      83,949.52           0.00       2,852.34         562.46       2,289.88      81,659.64
 Nov-01-05      81,659.64           0.00       2,837.00         547.12       2,289.88      79,369.76
 Dec-01-05      79,369.76           0.00       2,821.66         531.78       2,289.88      77,079.88
                           -------------  -------------  -------------  -------------
                                    0.00      34,644.96       7,389.43      27,255.53

 Jan-01-06      77,079.88           0.00       2,806.31         516.43       2,289.88      74,790.00
 Feb-01-06      74,790.00           0.00       2,790.97         501.09       2,289.88      72,500.12
 Mar-01-06      72,500.12           0.00       2,775.63         485.76       2,289.87      70,210.25
 Apr-01-06      70,210.25           0.00       2,760.29         470.40       2,289.89      67,920.36
 May-01-06      67,920.36           0.00       2,744.95         455.07       2,289.88      65,630.48
 Jun-01-06      65,630.48           0.00       4,109.97         439.73       3,670.24      61,960.24
 Jul-01-06      61,960.24           0.00       4,085.38         415.13       3,670.25      58,289.99
 Aug-01-06      58,289.99           0.00       4,060.79         390.54       3,670.25      54,619.74
 Sep-01-06      54,619.74           0.00       4,036.20         365.95       3,670.25      50,949.49
 Oct-01-06      50,949.49           0.00       4,011.61         341.37       3,670.24      47,279.25
 Nov-01-06      47,279.25           0.00       3,987.02         316.77       3,670.25      43,609.00
 Dec-01-06      43,609.00           0.00       3,962.43         292.18       3,670.25      39,938.75
                           -------------  -------------  -------------  -------------
                                    0.00      42,131.55       4,990.42      37,141.13

 Jan-01-07      39,938.75           0.00       3,937.84         267.59       3,670.25      36,268.50
 Feb-01-07      36,268.50           0.00       3,913.25         242.99       3,670.26      32,598.24
 Mar-01-07      32,598.24           0.00       3,888.66         218.41       3,670.25      28,927.99
 Apr-01-07      28,927.99           0.00       3,864.07         193.82       3,670.25      25,257.74
 May-01-07      25,257.74           0.00       3,839.48         169.23       3,670.25      21,587.49
 Jun-01-07      21,587.49           0.00         945.10         144.63         800.47      20,787.02
 Jul-01-07      20,787.02           0.00         939.74         139.28         800.46      19,986.56
 Aug-01-07      19,986.56           0.00         934.38         133.91         800.47      19,186.09
 Sep-01-07      19,186.09           0.00         929.01         128.54         800.47      18,385.62
 Oct-01-07      18,385.62           0.00         923.65         123.19         800.46      17,585.16
 Nov-01-07      17,585.16           0.00         918.29         117.82         800.47      16,784.69
 Dec-01-07      16,784.69           0.00         912.92         112.45         800.47      15,984.22
                           -------------  -------------  -------------  -------------
                                    0.00      25,946.39       1,991.86      23,954.53

 Jan-01-08      15,984.22           0.00         907.56         107.10         800.46      15,183.76
 Feb-01-08      15,183.76           0.00         902.20         101.73         800.47      14,383.29
 Mar-01-08      14,383.29           0.00         896.83          96.37         800.46      13,582.83
 Apr-01-08      13,582.83           0.00         891.47          91.00         800.47      12,782.36
 May-01-08      12,782.36           0.00         886.11          85.64         800.47      11,981.89
 Jun-01-08      11,981.89           0.00         880.75          80.28         800.47      11,181.42
 Jul-01-08      11,181.42           0.00         875.38          74.92         800.46      10,380.96
 Aug-01-08      10,380.96           0.00         870.02          69.55         800.47       9,580.49
 Sep-01-08       9,580.49           0.00         864.66          64.19         800.47       8,780.02
 Oct-01-08       8,780.02           0.00         859.29          58.83         800.46       7,979.56
 Nov-01-08       7,979.56           0.00         853.93          53.46         800.47       7,179.09
 Dec-01-08       7,179.09           0.00         848.57          48.10         800.47       6,378.62
                           -------------  -------------  -------------  -------------
                                    0.00      10,536.77         931.17       9,605.60

 Jan-01-09       6,378.62           0.00         843.20          42.74         800.46       5,578.16
 Feb-01-09       5,578.16           0.00         837.84          37.37         800.47       4,777.69
 Mar-01-09       4,777.69           0.00         832.48          32.01         800.47       3,977.22
 Apr-01-09       3,977.22           0.00         827.11          26.65         800.46       3,176.76
 May-01-09       3,176.76           0.00         821.75          21.28         800.47       2,376.29
 Jun-01-09       2,376.29           0.00         816.39          15.92         800.47       1,575.82
 Jul-01-09       1,575.82           0.00       1,586.38          10.56       1,575.82           0.00
                           -------------  -------------  -------------  -------------
                                    0.00       6,565.15         186.53       6,378.62


 T O T A L                    216,300.99     263,956.94      47,655.95     216,300.99
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model       Page 1       Ivory Consulting Corporation

                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:19 by .............................. Paul Cummings
     Parameter filename .................................. ply4066377003berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4066377003berns24
     Aggregate average life (lending) ............................. 4.793 years
     Rate ......................................................... 8.54000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00   2,484,607.43           0.00           0.00           0.00   2,484,607.43
 Apr-01-02   2,484,607.43           0.00      17,682.12      17,682.12           0.00   2,484,607.43
 May-01-02   2,484,607.43           0.00      17,682.12      17,682.13          -0.01   2,484,607.44
 Jun-01-02   2,484,607.44           0.00      31,743.63      17,682.12      14,061.51   2,470,545.93
 Jul-01-02   2,470,545.93           0.00      31,643.56      17,582.05      14,061.51   2,456,484.42
 Aug-01-02   2,456,484.42           0.00      31,543.49      17,481.98      14,061.51   2,442,422.91
 Sep-01-02   2,442,422.91           0.00      31,443.42      17,381.91      14,061.51   2,428,361.40
 Oct-01-02   2,428,361.40           0.00      31,343.35      17,281.84      14,061.51   2,414,299.89
 Nov-01-02   2,414,299.89           0.00      31,243.28      17,181.77      14,061.51   2,400,238.38
 Dec-01-02   2,400,238.38           0.00      31,143.21      17,081.69      14,061.52   2,386,176.86
                           -------------  -------------  -------------  -------------
                            2,484,607.43     255,468.18     157,037.61      98,430.57

 Jan-01-03   2,386,176.86           0.00      31,043.14      16,981.63      14,061.51   2,372,115.35
 Feb-01-03   2,372,115.35           0.00      30,943.06      16,881.55      14,061.51   2,358,053.84
 Mar-01-03   2,358,053.84           0.00      30,842.99      16,781.49      14,061.50   2,343,992.34
 Apr-01-03   2,343,992.34           0.00      30,742.92      16,681.41      14,061.51   2,329,930.83
 May-01-03   2,329,930.83           0.00      30,642.85      16,581.34      14,061.51   2,315,869.32
 Jun-01-03   2,315,869.32           0.00      44,157.93      16,481.27      27,676.66   2,288,192.66
 Jul-01-03   2,288,192.66           0.00      43,960.96      16,284.30      27,676.66   2,260,516.00
 Aug-01-03   2,260,516.00           0.00      43,764.00      16,087.34      27,676.66   2,232,839.34
 Sep-01-03   2,232,839.34           0.00      43,567.03      15,890.38      27,676.65   2,205,162.69
 Oct-01-03   2,205,162.69           0.00      43,370.07      15,693.40      27,676.67   2,177,486.02
 Nov-01-03   2,177,486.02           0.00      43,173.10      15,496.45      27,676.65   2,149,809.37
 Dec-01-03   2,149,809.37           0.00      42,976.14      15,299.47      27,676.67   2,122,132.70
                           -------------  -------------  -------------  -------------
                                    0.00     459,184.19     195,140.03     264,044.16

 Jan-01-04   2,122,132.70           0.00      42,779.17      15,102.51      27,676.66   2,094,456.04
 Feb-01-04   2,094,456.04           0.00      42,582.21      14,905.55      27,676.66   2,066,779.38
 Mar-01-04   2,066,779.38           0.00      42,385.24      14,708.58      27,676.66   2,039,102.72
 Apr-01-04   2,039,102.72           0.00      42,188.27      14,511.61      27,676.66   2,011,426.06
 May-01-04   2,011,426.06           0.00      41,991.31      14,314.65      27,676.66   1,983,749.40
 Jun-01-04   1,983,749.40           0.00      40,361.48      14,117.68      26,243.80   1,957,505.60
 Jul-01-04   1,957,505.60           0.00      40,174.71      13,930.92      26,243.79   1,931,261.81
 Aug-01-04   1,931,261.81           0.00      39,987.95      13,744.15      26,243.80   1,905,018.01
 Sep-01-04   1,905,018.01           0.00      39,801.18      13,557.37      26,243.81   1,878,774.20
 Oct-01-04   1,878,774.20           0.00      39,614.41      13,370.61      26,243.80   1,852,530.40
 Nov-01-04   1,852,530.40           0.00      39,427.64      13,183.84      26,243.80   1,826,286.60
 Dec-01-04   1,826,286.60           0.00      39,240.87      12,997.08      26,243.79   1,800,042.81
                           -------------  -------------  -------------  -------------
                                    0.00     490,534.44     168,444.55     322,089.89

 Jan-01-05   1,800,042.81           0.00      39,054.10      12,810.30      26,243.80   1,773,799.01
 Feb-01-05   1,773,799.01           0.00      38,867.34      12,623.54      26,243.80   1,747,555.21
 Mar-01-05   1,747,555.21           0.00      38,680.57      12,436.77      26,243.80   1,721,311.41
 Apr-01-05   1,721,311.41           0.00      38,493.80      12,249.99      26,243.81   1,695,067.60
 May-01-05   1,695,067.60           0.00      38,307.03      12,063.24      26,243.79   1,668,823.81
 Jun-01-05   1,668,823.81           0.00      38,641.66      11,876.46      26,765.20   1,642,058.61
 Jul-01-05   1,642,058.61           0.00      38,451.18      11,685.98      26,765.20   1,615,293.41
 Aug-01-05   1,615,293.41           0.00      38,260.70      11,495.51      26,765.19   1,588,528.22
 Sep-01-05   1,588,528.22           0.00      38,070.23      11,305.02      26,765.21   1,561,763.01
 Oct-01-05   1,561,763.01           0.00      37,879.75      11,114.55      26,765.20   1,534,997.81
 Nov-01-05   1,534,997.81           0.00      37,689.27      10,924.07      26,765.20   1,508,232.61
 Dec-01-05   1,508,232.61           0.00      37,498.79      10,733.59      26,765.20   1,481,467.41
                           -------------  -------------  -------------  -------------
                                    0.00     459,894.42     141,319.02     318,575.40

 Jan-01-06   1,481,467.41           0.00      37,308.31      10,543.10      26,765.21   1,454,702.20
 Feb-01-06   1,454,702.20           0.00      37,117.83      10,352.64      26,765.19   1,427,937.01
 Mar-01-06   1,427,937.01           0.00      36,927.35      10,162.15      26,765.20   1,401,171.81
 Apr-01-06   1,401,171.81           0.00      36,736.87       9,971.67      26,765.20   1,374,406.61
 May-01-06   1,374,406.61           0.00      36,546.39       9,781.19      26,765.20   1,347,641.41
 Jun-01-06   1,347,641.41           0.00      52,490.34       9,590.72      42,899.62   1,304,741.79
 Jul-01-06   1,304,741.79           0.00      52,185.04       9,285.41      42,899.63   1,261,842.16
 Aug-01-06   1,261,842.16           0.00      51,879.74       8,980.11      42,899.63   1,218,942.53
 Sep-01-06   1,218,942.53           0.00      51,574.44       8,674.81      42,899.63   1,176,042.90
 Oct-01-06   1,176,042.90           0.00      51,269.14       8,369.50      42,899.64   1,133,143.26
 Nov-01-06   1,133,143.26           0.00      50,963.83       8,064.21      42,899.62   1,090,243.64
 Dec-01-06   1,090,243.64           0.00      50,658.53       7,758.90      42,899.63   1,047,344.01
                           -------------  -------------  -------------  -------------
                                    0.00     545,657.81     111,534.41     434,123.40

 Jan-01-07   1,047,344.01           0.00      50,353.23       7,453.59      42,899.64   1,004,444.37
 Feb-01-07   1,004,444.37           0.00      50,047.93       7,148.30      42,899.63     961,544.74
 Mar-01-07     961,544.74           0.00      49,742.62       6,842.99      42,899.63     918,645.11
 Apr-01-07     918,645.11           0.00      49,437.32       6,537.69      42,899.63     875,745.48
 May-01-07     875,745.48           0.00      49,132.02       6,232.39      42,899.63     832,845.85
 Jun-01-07     832,845.85           0.00      15,283.32       5,927.09       9,356.23     823,489.62
 Jul-01-07     823,489.62           0.00      15,216.73       5,860.50       9,356.23     814,133.39
 Aug-01-07     814,133.39           0.00      15,150.15       5,793.91       9,356.24     804,777.15
 Sep-01-07     804,777.15           0.00      15,083.56       5,727.34       9,356.22     795,420.93
 Oct-01-07     795,420.93           0.00      15,016.98       5,660.74       9,356.24     786,064.69
 Nov-01-07     786,064.69           0.00      14,950.39       5,594.16       9,356.23     776,708.46
 Dec-01-07     776,708.46           0.00      14,883.81       5,527.58       9,356.23     767,352.23
                           -------------  -------------  -------------  -------------
                                    0.00     354,298.06      74,306.28     279,991.78

 Jan-01-08     767,352.23           0.00      14,817.22       5,460.99       9,356.23     757,996.00
 Feb-01-08     757,996.00           0.00      14,750.63       5,394.40       9,356.23     748,639.77
 Mar-01-08     748,639.77           0.00      14,684.05       5,327.82       9,356.23     739,283.54
 Apr-01-08     739,283.54           0.00      14,617.46       5,261.24       9,356.22     729,927.32
 May-01-08     729,927.32           0.00      14,550.88       5,194.64       9,356.24     720,571.08
 Jun-01-08     720,571.08           0.00      14,484.29       5,128.07       9,356.22     711,214.86
 Jul-01-08     711,214.86           0.00      14,417.71       5,061.48       9,356.23     701,858.63
 Aug-01-08     701,858.63           0.00      14,351.12       4,994.89       9,356.23     692,502.40
 Sep-01-08     692,502.40           0.00      14,284.54       4,928.31       9,356.23     683,146.17
 Oct-01-08     683,146.17           0.00      14,217.95       4,861.72       9,356.23     673,789.94
 Nov-01-08     673,789.94           0.00      14,151.37       4,795.14       9,356.23     664,433.71
 Dec-01-08     664,433.71           0.00      14,084.78       4,728.55       9,356.23     655,077.48
                           -------------  -------------  -------------  -------------
                                    0.00     173,412.00      61,137.25     112,274.75

 Jan-01-09     655,077.48           0.00      14,018.20       4,661.97       9,356.23     645,721.25
 Feb-01-09     645,721.25           0.00      13,951.61       4,595.39       9,356.22     636,365.03
 Mar-01-09     636,365.03           0.00      13,885.03       4,528.79       9,356.24     627,008.79
 Apr-01-09     627,008.79           0.00      13,818.44       4,462.22       9,356.22     617,652.57
 May-01-09     617,652.57           0.00      13,751.86       4,395.62       9,356.24     608,296.33
 Jun-01-09     608,296.33           0.00      13,685.27       4,329.04       9,356.23     598,940.10
 Jul-01-09     598,940.10           0.00      13,618.69       4,262.46       9,356.23     589,583.87
 Aug-01-09     589,583.87           0.00      13,552.10       4,195.87       9,356.23     580,227.64
 Sep-01-09     580,227.64           0.00      13,485.52       4,129.29       9,356.23     570,871.41
 Oct-01-09     570,871.41           0.00      13,418.93       4,062.70       9,356.23     561,515.18
 Nov-01-09     561,515.18           0.00      13,352.35       3,996.12       9,356.23     552,158.95
 Dec-01-09     552,158.95           0.00      13,285.76       3,929.53       9,356.23     542,802.72
                           -------------  -------------  -------------  -------------
                                    0.00     163,823.76      51,549.00     112,274.76

 Jan-01-10     542,802.72           0.00      13,219.18       3,862.94       9,356.24     533,446.48
 Feb-01-10     533,446.48           0.00      13,152.59       3,796.36       9,356.23     524,090.25
 Mar-01-10     524,090.25           0.00      13,086.01       3,729.78       9,356.23     514,734.02
 Apr-01-10     514,734.02           0.00      13,019.42       3,663.19       9,356.23     505,377.79
 May-01-10     505,377.79           0.00      12,952.84       3,596.61       9,356.23     496,021.56
 Jun-01-10     496,021.56           0.00      12,886.25       3,530.02       9,356.23     486,665.33
 Jul-01-10     486,665.33           0.00      12,819.66       3,463.43       9,356.23     477,309.10
 Aug-01-10     477,309.10           0.00      12,753.08       3,396.85       9,356.23     467,952.87
 Sep-01-10     467,952.87           0.00      12,686.49       3,330.27       9,356.22     458,596.65
 Oct-01-10     458,596.65           0.00      12,619.91       3,263.67       9,356.24     449,240.41
 Nov-01-10     449,240.41           0.00      12,553.32       3,197.10       9,356.22     439,884.19
 Dec-01-10     439,884.19           0.00      12,486.74       3,130.51       9,356.23     430,527.96
                           -------------  -------------  -------------  -------------
                                    0.00     154,235.49      41,960.73     112,274.76

 Jan-01-11     430,527.96           0.00      12,420.15       3,063.92       9,356.23     421,171.73
 Feb-01-11     421,171.73           0.00      12,353.57       2,997.34       9,356.23     411,815.50
 Mar-01-11     411,815.50           0.00      12,286.98       2,930.75       9,356.23     402,459.27
 Apr-01-11     402,459.27           0.00      12,220.40       2,864.17       9,356.23     393,103.04
 May-01-11     393,103.04           0.00     395,900.63       2,797.59     393,103.04           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     445,181.73      14,653.77     430,527.96


 T O T A L                  2,484,607.43   3,501,690.08   1,017,082.65   2,484,607.43
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model      Page 1        Ivory Consulting Corporation



                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:02 by .............................. Paul Cummings
     Parameter filename .................................. ply4074566001berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 3.025 years
     Rate ......................................................... 8.04000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00   1,789,992.18           0.00           0.00           0.00   1,789,992.18
 Apr-01-02   1,789,992.18           0.00      11,992.95      11,992.95           0.00   1,789,992.18
 May-01-02   1,789,992.18           0.00      11,992.95      11,992.95           0.00   1,789,992.18
 Jun-01-02   1,789,992.18           0.00      29,069.95      11,992.94      17,077.01   1,772,915.17
 Jul-01-02   1,772,915.17           0.00      28,955.53      11,878.53      17,077.00   1,755,838.17
 Aug-01-02   1,755,838.17           0.00      28,841.12      11,764.12      17,077.00   1,738,761.17
 Sep-01-02   1,738,761.17           0.00      28,726.70      11,649.70      17,077.00   1,721,684.17
 Oct-01-02   1,721,684.17           0.00      28,612.28      11,535.28      17,077.00   1,704,607.17
 Nov-01-02   1,704,607.17           0.00      28,497.87      11,420.87      17,077.00   1,687,530.17
 Dec-01-02   1,687,530.17           0.00      28,383.45      11,306.45      17,077.00   1,670,453.17
                           -------------  -------------  -------------  -------------
                            1,789,992.18     225,072.80     105,533.79     119,539.01

 Jan-01-03   1,670,453.17           0.00      28,269.04      11,192.04      17,077.00   1,653,376.17
 Feb-01-03   1,653,376.17           0.00      28,154.62      11,077.62      17,077.00   1,636,299.17
 Mar-01-03   1,636,299.17           0.00      28,040.20      10,963.21      17,076.99   1,619,222.18
 Apr-01-03   1,619,222.18           0.00      27,925.79      10,848.78      17,077.01   1,602,145.17
 May-01-03   1,602,145.17           0.00      27,811.37      10,734.38      17,076.99   1,585,068.18
 Jun-01-03   1,585,068.18           0.00      41,193.40      10,619.95      30,573.45   1,554,494.73
 Jul-01-03   1,554,494.73           0.00      40,988.55      10,415.12      30,573.43   1,523,921.30
 Aug-01-03   1,523,921.30           0.00      40,783.71      10,210.27      30,573.44   1,493,347.86
 Sep-01-03   1,493,347.86           0.00      40,578.87      10,005.43      30,573.44   1,462,774.42
 Oct-01-03   1,462,774.42           0.00      40,374.03       9,800.59      30,573.44   1,432,200.98
 Nov-01-03   1,432,200.98           0.00      40,169.19       9,595.75      30,573.44   1,401,627.54
 Dec-01-03   1,401,627.54           0.00      39,964.34       9,390.90      30,573.44   1,371,054.10
                           -------------  -------------  -------------  -------------
                                    0.00     424,253.11     124,854.04     299,399.07

 Jan-01-04   1,371,054.10           0.00      39,759.50       9,186.06      30,573.44   1,340,480.66
 Feb-01-04   1,340,480.66           0.00      39,554.66       8,981.22      30,573.44   1,309,907.22
 Mar-01-04   1,309,907.22           0.00      39,349.82       8,776.38      30,573.44   1,279,333.78
 Apr-01-04   1,279,333.78           0.00      39,144.98       8,571.54      30,573.44   1,248,760.34
 May-01-04   1,248,760.34           0.00      38,940.13       8,366.69      30,573.44   1,218,186.90
 Jun-01-04   1,218,186.90           0.00      26,931.15       8,161.86      18,769.29   1,199,417.61
 Jul-01-04   1,199,417.61           0.00      26,805.40       8,036.09      18,769.31   1,180,648.30
 Aug-01-04   1,180,648.30           0.00      26,679.64       7,910.35      18,769.29   1,161,879.01
 Sep-01-04   1,161,879.01           0.00      26,553.89       7,784.59      18,769.30   1,143,109.71
 Oct-01-04   1,143,109.71           0.00      26,428.13       7,658.83      18,769.30   1,124,340.41
 Nov-01-04   1,124,340.41           0.00      26,302.38       7,533.08      18,769.30   1,105,571.11
 Dec-01-04   1,105,571.11           0.00      26,176.63       7,407.33      18,769.30   1,086,801.81
                           -------------  -------------  -------------  -------------
                                    0.00     382,626.31      98,374.02     284,252.29

 Jan-01-05   1,086,801.81           0.00      26,050.87       7,281.57      18,769.30   1,068,032.51
 Feb-01-05   1,068,032.51           0.00      25,925.12       7,155.82      18,769.30   1,049,263.21
 Mar-01-05   1,049,263.21           0.00      25,799.36       7,030.06      18,769.30   1,030,493.91
 Apr-01-05   1,030,493.91           0.00      25,673.61       6,904.31      18,769.30   1,011,724.61
 May-01-05   1,011,724.61           0.00      25,547.85       6,778.56      18,769.29     992,955.32
 Jun-01-05     992,955.32           0.00      25,795.00       6,652.80      19,142.20     973,813.12
 Jul-01-05     973,813.12           0.00      25,666.75       6,524.54      19,142.21     954,670.91
 Aug-01-05     954,670.91           0.00      25,538.50       6,396.30      19,142.20     935,528.71
 Sep-01-05     935,528.71           0.00      25,410.24       6,268.04      19,142.20     916,386.51
 Oct-01-05     916,386.51           0.00      25,281.99       6,139.79      19,142.20     897,244.31
 Nov-01-05     897,244.31           0.00      25,153.74       6,011.54      19,142.20     878,102.11
 Dec-01-05     878,102.11           0.00      25,025.48       5,883.28      19,142.20     858,959.91
                           -------------  -------------  -------------  -------------
                                    0.00     306,868.51      79,026.61     227,841.90

 Jan-01-06     858,959.91           0.00      24,897.23       5,755.03      19,142.20     839,817.71
 Feb-01-06     839,817.71           0.00      24,768.98       5,626.78      19,142.20     820,675.51
 Mar-01-06     820,675.51           0.00      24,640.73       5,498.53      19,142.20     801,533.31
 Apr-01-06     801,533.31           0.00      24,512.47       5,370.27      19,142.20     782,391.11
 May-01-06     782,391.11           0.00     787,633.13       5,242.02     782,391.11           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     886,452.54      27,492.63     858,959.91


 T O T A L                  1,789,992.18   2,225,273.27     435,281.09   1,789,992.18
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model      Page 1        Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:04 by .............................. Paul Cummings
     Parameter filename .................................. ply4074566002berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 4.117 years
     Rate ......................................................... 8.75000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Mar-01-02           0.00     430,958.91           0.00           0.00           0.00     430,958.91
 Apr-01-02     430,958.91           0.00       3,142.41       3,142.41           0.00     430,958.91
 May-01-02     430,958.91           0.00       3,142.41       3,142.41           0.00     430,958.91
 Jun-01-02     430,958.91           0.00       5,333.50       3,142.41       2,191.09     428,767.82
 Jul-01-02     428,767.82           0.00       5,317.52       3,126.43       2,191.09     426,576.73
 Aug-01-02     426,576.73           0.00       5,301.55       3,110.45       2,191.10     424,385.63
 Sep-01-02     424,385.63           0.00       5,285.57       3,094.48       2,191.09     422,194.54
 Oct-01-02     422,194.54           0.00       5,269.59       3,078.50       2,191.09     420,003.45
 Nov-01-02     420,003.45           0.00       5,253.62       3,062.53       2,191.09     417,812.36
 Dec-01-02     417,812.36           0.00       5,237.64       3,046.55       2,191.09     415,621.27
                           -------------  -------------  -------------  -------------
                              430,958.91      43,283.81      27,946.17      15,337.64

 Jan-01-03     415,621.27           0.00       5,221.66       3,030.57       2,191.09     413,430.18
 Feb-01-03     413,430.18           0.00       5,205.69       3,014.59       2,191.10     411,239.08
 Mar-01-03     411,239.08           0.00       5,189.71       2,998.62       2,191.09     409,047.99
 Apr-01-03     409,047.99           0.00       5,173.73       2,982.64       2,191.09     406,856.90
 May-01-03     406,856.90           0.00       5,157.76       2,966.67       2,191.09     404,665.81
 Jun-01-03     404,665.81           0.00       7,276.11       2,950.69       4,325.42     400,340.39
 Jul-01-03     400,340.39           0.00       7,244.57       2,919.15       4,325.42     396,014.97
 Aug-01-03     396,014.97           0.00       7,213.03       2,887.61       4,325.42     391,689.55
 Sep-01-03     391,689.55           0.00       7,181.49       2,856.07       4,325.42     387,364.13
 Oct-01-03     387,364.13           0.00       7,149.95       2,824.53       4,325.42     383,038.71
 Nov-01-03     383,038.71           0.00       7,118.41       2,792.99       4,325.42     378,713.29
 Dec-01-03     378,713.29           0.00       7,086.87       2,761.45       4,325.42     374,387.87
                           -------------  -------------  -------------  -------------
                                    0.00      76,218.98      34,985.58      41,233.40

 Jan-01-04     374,387.87           0.00       7,055.33       2,729.91       4,325.42     370,062.45
 Feb-01-04     370,062.45           0.00       7,023.79       2,698.37       4,325.42     365,737.03
 Mar-01-04     365,737.03           0.00       6,992.25       2,666.83       4,325.42     361,411.61
 Apr-01-04     361,411.61           0.00       6,960.71       2,635.30       4,325.41     357,086.20
 May-01-04     357,086.20           0.00       6,929.17       2,603.75       4,325.42     352,760.78
 Jun-01-04     352,760.78           0.00       7,094.66       2,572.22       4,522.44     348,238.34
 Jul-01-04     348,238.34           0.00       7,061.69       2,539.23       4,522.46     343,715.88
 Aug-01-04     343,715.88           0.00       7,028.71       2,506.27       4,522.44     339,193.44
 Sep-01-04     339,193.44           0.00       6,995.74       2,473.28       4,522.46     334,670.98
 Oct-01-04     334,670.98           0.00       6,962.76       2,440.31       4,522.45     330,148.53
 Nov-01-04     330,148.53           0.00       6,929.78       2,407.33       4,522.45     325,626.08
 Dec-01-04     325,626.08           0.00       6,896.81       2,374.36       4,522.45     321,103.63
                           -------------  -------------  -------------  -------------
                                    0.00      83,931.40      30,647.16      53,284.24

 Jan-01-05     321,103.63           0.00       6,863.83       2,341.38       4,522.45     316,581.18
 Feb-01-05     316,581.18           0.00       6,830.85       2,308.41       4,522.44     312,058.74
 Mar-01-05     312,058.74           0.00       6,797.88       2,275.42       4,522.46     307,536.28
 Apr-01-05     307,536.28           0.00       6,764.90       2,242.46       4,522.44     303,013.84
 May-01-05     303,013.84           0.00       6,731.93       2,209.47       4,522.46     298,491.38
 Jun-01-05     298,491.38           0.00       6,788.70       2,176.50       4,612.20     293,879.18
 Jul-01-05     293,879.18           0.00       6,755.07       2,142.87       4,612.20     289,266.98
 Aug-01-05     289,266.98           0.00       6,721.44       2,109.24       4,612.20     284,654.78
 Sep-01-05     284,654.78           0.00       6,687.81       2,075.61       4,612.20     280,042.58
 Oct-01-05     280,042.58           0.00       6,654.18       2,041.97       4,612.21     275,430.37
 Nov-01-05     275,430.37           0.00       6,620.55       2,008.35       4,612.20     270,818.17
 Dec-01-05     270,818.17           0.00       6,586.92       1,974.72       4,612.20     266,205.97
                           -------------  -------------  -------------  -------------
                                    0.00      80,804.06      25,906.40      54,897.66

 Jan-01-06     266,205.97           0.00       6,553.29       1,941.08       4,612.21     261,593.76
 Feb-01-06     261,593.76           0.00       6,519.65       1,907.46       4,612.19     256,981.57
 Mar-01-06     256,981.57           0.00       6,486.02       1,873.82       4,612.20     252,369.37
 Apr-01-06     252,369.37           0.00       6,452.39       1,840.19       4,612.20     247,757.17
 May-01-06     247,757.17           0.00       6,418.76       1,806.57       4,612.19     243,144.98
 Jun-01-06     243,144.98           0.00       9,165.59       1,772.93       7,392.66     235,752.32
 Jul-01-06     235,752.32           0.00       9,111.69       1,719.03       7,392.66     228,359.66
 Aug-01-06     228,359.66           0.00       9,057.78       1,665.12       7,392.66     220,967.00
 Sep-01-06     220,967.00           0.00       9,003.88       1,611.22       7,392.66     213,574.34
 Oct-01-06     213,574.34           0.00       8,949.97       1,557.31       7,392.66     206,181.68
 Nov-01-06     206,181.68           0.00       8,896.07       1,503.41       7,392.66     198,789.02
 Dec-01-06     198,789.02           0.00       8,842.16       1,449.50       7,392.66     191,396.36
                           -------------  -------------  -------------  -------------
                                    0.00      95,457.25      20,647.64      74,809.61

 Jan-01-07     191,396.36           0.00       8,788.26       1,395.60       7,392.66     184,003.70
 Feb-01-07     184,003.70           0.00       8,734.35       1,341.69       7,392.66     176,611.04
 Mar-01-07     176,611.04           0.00       8,680.45       1,287.79       7,392.66     169,218.38
 Apr-01-07     169,218.38           0.00       8,626.54       1,233.89       7,392.65     161,825.73
 May-01-07     161,825.73           0.00       8,572.64       1,179.98       7,392.66     154,433.07
 Jun-01-07     154,433.07           0.00       2,738.38       1,126.07       1,612.31     152,820.76
 Jul-01-07     152,820.76           0.00       2,726.63       1,114.32       1,612.31     151,208.45
 Aug-01-07     151,208.45           0.00       2,714.87       1,102.56       1,612.31     149,596.14
 Sep-01-07     149,596.14           0.00       2,703.12       1,090.81       1,612.31     147,983.83
 Oct-01-07     147,983.83           0.00       2,691.36       1,079.04       1,612.32     146,371.51
 Nov-01-07     146,371.51           0.00       2,679.60       1,067.30       1,612.30     144,759.21
 Dec-01-07     144,759.21           0.00       2,667.85       1,055.53       1,612.32     143,146.89
                           -------------  -------------  -------------  -------------
                                    0.00      62,324.05      14,074.58      48,249.47

 Jan-01-08     143,146.89           0.00     144,190.67       1,043.78     143,146.89           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     144,190.67       1,043.78     143,146.89


 T O T A L                    430,958.91     586,210.22     155,251.31     430,958.91
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model      Page 1        Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:08 by .............................. Paul Cummings
     Parameter filename .................................. ply4105137002berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 4.432 years
     Rate ......................................................... 8.98050000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Apr-24-02           0.00     999,226.07           0.00           0.00           0.00     999,226.07
 May-24-02     999,226.07           0.00       7,477.96       7,477.96           0.00     999,226.07
 Jun-24-02     999,226.07           0.00      11,659.06       7,477.96       4,181.10     995,044.97
 Jul-24-02     995,044.97           0.00      11,627.77       7,446.66       4,181.11     990,863.86
 Aug-24-02     990,863.86           0.00      11,596.48       7,415.38       4,181.10     986,682.76
 Sep-24-02     986,682.76           0.00      11,565.19       7,384.09       4,181.10     982,501.66
 Oct-24-02     982,501.66           0.00      11,533.90       7,352.80       4,181.10     978,320.56
 Nov-24-02     978,320.56           0.00      11,502.61       7,321.50       4,181.11     974,139.45
 Dec-24-02     974,139.45           0.00      11,471.32       7,290.22       4,181.10     969,958.35
                           -------------  -------------  -------------  -------------
                              999,226.07      88,434.29      59,166.57      29,267.72

 Jan-24-03     969,958.35           0.00      11,440.03       7,258.92       4,181.11     965,777.24
 Feb-24-03     965,777.24           0.00      11,408.74       7,227.64       4,181.10     961,596.14
 Mar-24-03     961,596.14           0.00      11,377.45       7,196.35       4,181.10     957,415.04
 Apr-24-03     957,415.04           0.00      11,346.16       7,165.05       4,181.11     953,233.93
 May-24-03     953,233.93           0.00      11,314.86       7,133.77       4,181.09     949,052.84
 Jun-24-03     949,052.84           0.00      15,368.13       7,102.47       8,265.66     940,787.18
 Jul-24-03     940,787.18           0.00      15,306.28       7,040.62       8,265.66     932,521.52
 Aug-24-03     932,521.52           0.00      15,244.42       6,978.75       8,265.67     924,255.85
 Sep-24-03     924,255.85           0.00      15,182.56       6,916.90       8,265.66     915,990.19
 Oct-24-03     915,990.19           0.00      15,120.70       6,855.05       8,265.65     907,724.54
 Nov-24-03     907,724.54           0.00      15,058.84       6,793.18       8,265.66     899,458.88
 Dec-24-03     899,458.88           0.00      14,996.99       6,731.33       8,265.66     891,193.22
                           -------------  -------------  -------------  -------------
                                    0.00     163,165.16      84,400.03      78,765.13

 Jan-24-04     891,193.22           0.00      14,935.13       6,669.46       8,265.67     882,927.55
 Feb-24-04     882,927.55           0.00      14,873.27       6,607.61       8,265.66     874,661.89
 Mar-24-04     874,661.89           0.00      14,811.41       6,545.75       8,265.66     866,396.23
 Apr-24-04     866,396.23           0.00      14,749.55       6,483.90       8,265.65     858,130.58
 May-24-04     858,130.58           0.00      14,687.69       6,422.03       8,265.66     849,864.92
 Jun-24-04     849,864.92           0.00      16,643.37       6,360.18      10,283.19     839,581.73
 Jul-24-04     839,581.73           0.00      16,566.41       6,283.22      10,283.19     829,298.54
 Aug-24-04     829,298.54           0.00      16,489.45       6,206.26      10,283.19     819,015.35
 Sep-24-04     819,015.35           0.00      16,412.50       6,129.31      10,283.19     808,732.16
 Oct-24-04     808,732.16           0.00      16,335.54       6,052.35      10,283.19     798,448.97
 Nov-24-04     798,448.97           0.00      16,258.58       5,975.39      10,283.19     788,165.78
 Dec-24-04     788,165.78           0.00      16,181.63       5,898.44      10,283.19     777,882.59
                           -------------  -------------  -------------  -------------
                                    0.00     188,944.53      75,633.90     113,310.63

 Jan-24-05     777,882.59           0.00      16,104.67       5,821.47      10,283.20     767,599.39
 Feb-24-05     767,599.39           0.00      16,027.71       5,744.53      10,283.18     757,316.21
 Mar-24-05     757,316.21           0.00      15,950.76       5,667.56      10,283.20     747,033.01
 Apr-24-05     747,033.01           0.00      15,873.80       5,590.61      10,283.19     736,749.82
 May-24-05     736,749.82           0.00      15,796.84       5,513.65      10,283.19     726,466.63
 Jun-24-05     726,466.63           0.00      15,924.09       5,436.70      10,487.39     715,979.24
 Jul-24-05     715,979.24           0.00      15,845.61       5,358.21      10,487.40     705,491.84
 Aug-24-05     705,491.84           0.00      15,767.12       5,279.72      10,487.40     695,004.44
 Sep-24-05     695,004.44           0.00      15,688.64       5,201.24      10,487.40     684,517.04
 Oct-24-05     684,517.04           0.00      15,610.15       5,122.76      10,487.39     674,029.65
 Nov-24-05     674,029.65           0.00      15,531.67       5,044.27      10,487.40     663,542.25
 Dec-24-05     663,542.25           0.00      15,453.18       4,965.78      10,487.40     653,054.85
                           -------------  -------------  -------------  -------------
                                    0.00     189,574.24      64,746.50     124,827.74

 Jan-24-06     653,054.85           0.00      15,374.70       4,887.30      10,487.40     642,567.45
 Feb-24-06     642,567.45           0.00      15,296.21       4,808.81      10,487.40     632,080.05
 Mar-24-06     632,080.05           0.00      15,217.73       4,730.33      10,487.40     621,592.65
 Apr-24-06     621,592.65           0.00      15,139.24       4,651.85      10,487.39     611,105.26
 May-24-06     611,105.26           0.00      15,060.76       4,573.36      10,487.40     600,617.86
 Jun-24-06     600,617.86           0.00      21,304.22       4,494.87      16,809.35     583,808.51
 Jul-24-06     583,808.51           0.00      21,178.43       4,369.08      16,809.35     566,999.16
 Aug-24-06     566,999.16           0.00      21,052.63       4,243.28      16,809.35     550,189.81
 Sep-24-06     550,189.81           0.00      20,926.83       4,117.48      16,809.35     533,380.46
 Oct-24-06     533,380.46           0.00      20,801.04       3,991.69      16,809.35     516,571.11
 Nov-24-06     516,571.11           0.00      20,675.24       3,865.89      16,809.35     499,761.76
 Dec-24-06     499,761.76           0.00      20,549.44       3,740.09      16,809.35     482,952.41
                           -------------  -------------  -------------  -------------
                                    0.00     222,576.47      52,474.03     170,102.44

 Jan-24-07     482,952.41           0.00      20,423.65       3,614.29      16,809.36     466,143.05
 Feb-24-07     466,143.05           0.00      20,297.85       3,488.50      16,809.35     449,333.70
 Mar-24-07     449,333.70           0.00      20,172.05       3,362.70      16,809.35     432,524.35
 Apr-24-07     432,524.35           0.00      20,046.25       3,236.91      16,809.34     415,715.01
 May-24-07     415,715.01           0.00      19,920.46       3,111.10      16,809.36     398,905.65
 Jun-24-07     398,905.65           0.00       6,651.36       2,985.31       3,666.05     395,239.60
 Jul-24-07     395,239.60           0.00       6,623.92       2,957.88       3,666.04     391,573.56
 Aug-24-07     391,573.56           0.00       6,596.49       2,930.44       3,666.05     387,907.51
 Sep-24-07     387,907.51           0.00       6,569.05       2,903.00       3,666.05     384,241.46
 Oct-24-07     384,241.46           0.00       6,541.62       2,875.57       3,666.05     380,575.41
 Nov-24-07     380,575.41           0.00       6,514.18       2,848.13       3,666.05     376,909.36
 Dec-24-07     376,909.36           0.00       6,486.75       2,820.69       3,666.06     373,243.30
                           -------------  -------------  -------------  -------------
                                    0.00     146,843.63      37,134.52     109,709.11

 Jan-24-08     373,243.30           0.00       6,459.31       2,793.26       3,666.05     369,577.25
 Feb-24-08     369,577.25           0.00       6,431.87       2,765.83       3,666.04     365,911.21
 Mar-24-08     365,911.21           0.00       6,404.44       2,738.39       3,666.05     362,245.16
 Apr-24-08     362,245.16           0.00       6,377.00       2,710.95       3,666.05     358,579.11
 May-24-08     358,579.11           0.00       6,349.57       2,683.52       3,666.05     354,913.06
 Jun-24-08     354,913.06           0.00       6,322.13       2,656.08       3,666.05     351,247.01
 Jul-24-08     351,247.01           0.00       6,294.69       2,628.64       3,666.05     347,580.96
 Aug-24-08     347,580.96           0.00       6,267.26       2,601.21       3,666.05     343,914.91
 Sep-24-08     343,914.91           0.00     346,488.68       2,573.77     343,914.91           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     397,394.95      24,151.65     373,243.30


 T O T A L                    999,226.07   1,396,933.27     397,707.20     999,226.07
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model      Page 1        Ivory Consulting Corporation


                          A M O R T I Z A T I O N   S C H E D U L E
        - - - -   A g g r e g a t e   O f   L e n d i n g   L o a n s   - - - -

     Prepared Oct-17-2002 14:06 by .............................. Paul Cummings
     Parameter filename .................................. ply4105137001berns24
     Parameter path ................................... k:\saf group\plymouth6\
     Comment ........................................ plymouth4105137002berns36
     Aggregate average life (lending) ............................. 4.309 years
     Rate ......................................................... 9.56000000%

                 starting                          debt                                    remaining
      date        balance      takedowns        service       interest      principal       balance
 Apr-05-02           0.00   1,291,525.78           0.00           0.00           0.00   1,291,525.78
 May-05-02   1,291,525.78           0.00      10,289.16      10,289.16           0.00   1,291,525.78
 Jun-05-02   1,291,525.78           0.00      15,892.95      10,289.15       5,603.80   1,285,921.98
 Jul-05-02   1,285,921.98           0.00      15,848.30      10,244.51       5,603.79   1,280,318.19
 Aug-05-02   1,280,318.19           0.00      15,803.66      10,199.87       5,603.79   1,274,714.40
 Sep-05-02   1,274,714.40           0.00      15,759.01      10,155.23       5,603.78   1,269,110.62
 Oct-05-02   1,269,110.62           0.00      15,714.37      10,110.58       5,603.79   1,263,506.83
 Nov-05-02   1,263,506.83           0.00      15,669.73      10,065.93       5,603.80   1,257,903.03
 Dec-05-02   1,257,903.03           0.00      15,625.08      10,021.30       5,603.78   1,252,299.25
                           -------------  -------------  -------------  -------------
                            1,291,525.78     120,602.26      81,375.73      39,226.53

 Jan-05-03   1,252,299.25           0.00      15,580.44       9,976.65       5,603.79   1,246,695.46
 Feb-05-03   1,246,695.46           0.00      15,535.80       9,932.01       5,603.79   1,241,091.67
 Mar-05-03   1,241,091.67           0.00      15,491.15       9,887.36       5,603.79   1,235,487.88
 Apr-05-03   1,235,487.88           0.00      15,446.51       9,842.72       5,603.79   1,229,884.09
 May-05-03   1,229,884.09           0.00      15,401.87       9,798.08       5,603.79   1,224,280.30
 Jun-05-03   1,224,280.30           0.00      20,895.50       9,753.43      11,142.07   1,213,138.23
 Jul-05-03   1,213,138.23           0.00      20,806.74       9,664.67      11,142.07   1,201,996.16
 Aug-05-03   1,201,996.16           0.00      20,717.97       9,575.90      11,142.07   1,190,854.09
 Sep-05-03   1,190,854.09           0.00      20,629.21       9,487.14      11,142.07   1,179,712.02
 Oct-05-03   1,179,712.02           0.00      20,540.44       9,398.37      11,142.07   1,168,569.95
 Nov-05-03   1,168,569.95           0.00      20,451.68       9,309.61      11,142.07   1,157,427.88
 Dec-05-03   1,157,427.88           0.00      20,362.91       9,220.84      11,142.07   1,146,285.81
                           -------------  -------------  -------------  -------------
                                    0.00     221,860.22     115,846.78     106,013.44

 Jan-05-04   1,146,285.81           0.00      20,274.15       9,132.08      11,142.07   1,135,143.74
 Feb-05-04   1,135,143.74           0.00      20,185.38       9,043.31      11,142.07   1,124,001.67
 Mar-05-04   1,124,001.67           0.00      20,096.62       8,954.55      11,142.07   1,112,859.60
 Apr-05-04   1,112,859.60           0.00      20,007.85       8,865.78      11,142.07   1,101,717.53
 May-05-04   1,101,717.53           0.00      19,919.09       8,777.01      11,142.08   1,090,575.45
 Jun-05-04   1,090,575.45           0.00      22,059.30       8,688.25      13,371.05   1,077,204.40
 Jul-05-04   1,077,204.40           0.00      21,952.78       8,581.73      13,371.05   1,063,833.35
 Aug-05-04   1,063,833.35           0.00      21,846.26       8,475.21      13,371.05   1,050,462.30
 Sep-05-04   1,050,462.30           0.00      21,739.73       8,368.68      13,371.05   1,037,091.25
 Oct-05-04   1,037,091.25           0.00      21,633.21       8,262.16      13,371.05   1,023,720.20
 Nov-05-04   1,023,720.20           0.00      21,526.69       8,155.64      13,371.05   1,010,349.15
 Dec-05-04   1,010,349.15           0.00      21,420.16       8,049.11      13,371.05     996,978.10
                           -------------  -------------  -------------  -------------
                                    0.00     252,661.22     103,353.51     149,307.71

 Jan-05-05     996,978.10           0.00      21,313.64       7,942.60      13,371.04     983,607.06
 Feb-05-05     983,607.06           0.00      21,207.12       7,836.07      13,371.05     970,236.01
 Mar-05-05     970,236.01           0.00      21,100.60       7,729.54      13,371.06     956,864.95
 Apr-05-05     956,864.95           0.00      20,994.07       7,623.03      13,371.04     943,493.91
 May-05-05     943,493.91           0.00      20,887.55       7,516.50      13,371.05     930,122.86
 Jun-05-05     930,122.86           0.00      21,046.68       7,409.98      13,636.70     916,486.16
 Jul-05-05     916,486.16           0.00      20,938.04       7,301.34      13,636.70     902,849.46
 Aug-05-05     902,849.46           0.00      20,829.40       7,192.70      13,636.70     889,212.76
 Sep-05-05     889,212.76           0.00      20,720.76       7,084.06      13,636.70     875,576.06
 Oct-05-05     875,576.06           0.00      20,612.12       6,975.42      13,636.70     861,939.36
 Nov-05-05     861,939.36           0.00      20,503.48       6,866.79      13,636.69     848,302.67
 Dec-05-05     848,302.67           0.00      20,394.84       6,758.14      13,636.70     834,665.97
                           -------------  -------------  -------------  -------------
                                    0.00     250,548.30      88,236.17     162,312.13

 Jan-05-06     834,665.97           0.00      20,286.21       6,649.51      13,636.70     821,029.27
 Feb-05-06     821,029.27           0.00      20,177.57       6,540.86      13,636.71     807,392.56
 Mar-05-06     807,392.56           0.00      20,068.93       6,432.23      13,636.70     793,755.86
 Apr-05-06     793,755.86           0.00      19,960.29       6,323.59      13,636.70     780,119.16
 May-05-06     780,119.16           0.00      19,851.65       6,214.95      13,636.70     766,482.46
 Jun-05-06     766,482.46           0.00      27,963.40       6,106.31      21,857.09     744,625.37
 Jul-05-06     744,625.37           0.00      27,789.27       5,932.18      21,857.09     722,768.28
 Aug-05-06     722,768.28           0.00      27,615.14       5,758.05      21,857.09     700,911.19
 Sep-05-06     700,911.19           0.00      27,441.02       5,583.93      21,857.09     679,054.10
 Oct-05-06     679,054.10           0.00      27,266.89       5,409.80      21,857.09     657,197.01
 Nov-05-06     657,197.01           0.00      27,092.76       5,235.67      21,857.09     635,339.92
 Dec-05-06     635,339.92           0.00      26,918.63       5,061.54      21,857.09     613,482.83
                           -------------  -------------  -------------  -------------
                                    0.00     292,431.76      71,248.62     221,183.14

 Jan-05-07     613,482.83           0.00      26,744.50       4,887.41      21,857.09     591,625.74
 Feb-05-07     591,625.74           0.00      26,570.38       4,713.29      21,857.09     569,768.65
 Mar-05-07     569,768.65           0.00      26,396.25       4,539.15      21,857.10     547,911.55
 Apr-05-07     547,911.55           0.00      26,222.12       4,365.03      21,857.09     526,054.46
 May-05-07     526,054.46           0.00      26,047.99       4,190.90      21,857.09     504,197.37
 Jun-05-07     504,197.37           0.00       8,783.71       4,016.78       4,766.93     499,430.44
 Jul-05-07     499,430.44           0.00       8,745.74       3,978.79       4,766.95     494,663.49
 Aug-05-07     494,663.49           0.00       8,707.76       3,940.82       4,766.94     489,896.55
 Sep-05-07     489,896.55           0.00       8,669.78       3,902.84       4,766.94     485,129.61
 Oct-05-07     485,129.61           0.00       8,631.81       3,864.87       4,766.94     480,362.67
 Nov-05-07     480,362.67           0.00       8,593.83       3,826.89       4,766.94     475,595.73
 Dec-05-07     475,595.73           0.00       8,555.85       3,788.91       4,766.94     470,828.79
                           -------------  -------------  -------------  -------------
                                    0.00     192,669.72      50,015.68     142,654.04

 Jan-05-08     470,828.79           0.00       8,517.88       3,750.94       4,766.94     466,061.85
 Feb-05-08     466,061.85           0.00       8,479.90       3,712.96       4,766.94     461,294.91
 Mar-05-08     461,294.91           0.00       8,441.92       3,674.98       4,766.94     456,527.97
 Apr-05-08     456,527.97           0.00       8,403.95       3,637.01       4,766.94     451,761.03
 May-05-08     451,761.03           0.00       8,365.97       3,599.03       4,766.94     446,994.09
 Jun-05-08     446,994.09           0.00     450,555.14       3,561.05     446,994.09           0.00
                           -------------  -------------  -------------  -------------
                                    0.00     492,764.76      21,935.97     470,828.79


 T O T A L                  1,291,525.78   1,823,538.24     532,012.46   1,291,525.78
                           =============  =============  =============  =============

SuperTRUMP 8.01 financial model      Page 1        Ivory Consulting Corporation